UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1.                    Report to Shareholders

Filed herewith.

semi-annual report

  june 30, 2009

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	5

Income and Equity Fund	9

Balanced Fund	14

Growth Fund	19

Multi-Cap Value Fund	23

Small Cap Fund	28

Statement of Investments	34

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Notes to Financial Statements	66

Financial Highlights	75

Directors and Officers	82

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

This year, investors have been on an emotional roller coaster. The continuing credit crisis weighed on the markets during the first quarter. Uncertainty about the government's response to the economic and financial crises caused a "buyers strike" in the equity market. As a result, the equity markets dropped to significant lows in early March. The Dow Jones Industrial Average fell to 6,440 while the S&P 500 Index declined to 666, marking a loss of over 26% for each index since the beginning of the year. Fears of a "great depression" led many investors to "give up" on equities and sell into the market downturn.

The market downturn in the first quarter was the result of a lack of information rather than a significant change in economic conditions. While the credit markets were showing improvement, investors worried that conditions would deteriorate if governments and central banks failed to provide enough support through intervention. While the major market indices reached major lows in the first quarter, these numbers did not reflect the results of all market participants. Indeed, many companies did not return to the lows experienced last Fall. Trading volumes were also lower suggesting that many investors had moved to the sidelines. However, these statistics did little to give investors confidence in an eventual market rebound.

As governments around the world enacted economic stimulus programs and several banks pre- annnounced first quarter earnings, investors saw signs of encouragement. As they began to ease back into the equity markets, they were surprised when many companies beat earnings estimates. Opportunistic investors uncovered undervalued companies which, in some cases, had declined to levels anticipating bankruptcy. The strong market rally that followed caught the more cautious investors by surprise.

The equity markets posted impressive gains during the second quarter. While several factors contributed to the strong performance, the most prevalent was the growing sense that the global recession had begun to ease. As investors moved beyond fear, the "buyer's strike" that had crippled securities markets gave way to strategic investing. As confidence grew in response to early signs of economic recovery, investors were once again willing to accept risk.

The Funds' equity strategies, which focus on investments in high quality companies with experienced management teams; strong balance sheets; and solid growth prospects; trading at favorable valuations, were rewarded. While the strong rally might suggest that the market recovery is complete, the market remains well off of its October 2007 high. More significantly, stocks in strong companies are still trading at significantly depressed valuations. Such companies offer opportunities for long-term investors.

Market & Economic Review

The market rebound that began in March continued impressively through May. Investors were initially encouraged in mid-March when the Federal Reserve, Treasury, and FDIC announced programs to inject much-needed liquidity into the frozen credit markets. This unprecedented intervention sent a strong message that the government would take the steps necessary to stabilize the financial sector and the economy.

Additionally, packages implemented by foreign governments and central banks were important catalysts to reignite the global economy. In particular, China approved a massive package that will produce GDP growth of over 7% in 2009. This growth initiative triggered a recovery in basic materials which provided a foundation for global economic recovery.

The markets rallied in earnest at the end of March after Fed Chairman Ben Bernanke characterized the economy as exhibiting "green shoots" of recovery. This comment, followed by positive earnings pre-announcements by major banks and better-than-expected first quarter earnings, set in motion a wave of enthusiastic buying. The markets moved solidly higher in April and May as investors saw that stronger companies were surviving the downturn. These companies benefited from disciplined fiscal management,

Market Review

June 30, 2009	Close	YTD Return
Dow Jones	8,447.00	-3.8%
S&P 500	919.32	3.2%
NASDAQ	1,835.04	16.4%
Russell 2000 (small cap)	508.28	2.6%
	06/30/09	06/30/08
10-Year T-Note Yield	3.53%	3.99%

Data: The Wall Street Journal; Standard & Poor's; Russell Investments

Message

from the chairman continued

flexible business models and improved productivity which allowed them to implement cost controls to manage to new economic realities.

With the notable exception of unemployment, most official statistics pointed to a slower pace of economic contraction. Yet, while certain sectors of the economy showed signs of strength, others continued to lag. The market's bullish trend eased in June as investors turned their attention to second quarter earnings for better clarity on the direction of the economy. Nevertheless, the S&P 500 and other major indices ended the second quarter in positive territory for the year.

The market resumed its upward march in July as companies across a variety of sectors issued positive second quarter earnings reports. In another encouraging sign, companies began to report an uptick in business from the depressed levels in the first half of 2009. Through the end of July, the S&P 500 had gained a remarkable 48% from its March low.

Recovery Taking Shape

Growing evidence suggests that an economic recovery is under way, albeit at a slower pace than past recoveries. Positive signs include stabilization in the financial services sector; improved access to capital; low business inventories which will need replenishing; better-than-expected corporate earnings; a modest drop in unemployment claims; increases in home prices and sales; an increase in auto sales; and growing demand for commodities such as steel and coal.

A robust economic recovery, as seen after past recessions, is unlikely given the severity of the recession and credit crisis. The high cost of government spending and the projected deficits will likely result in higher federal and state taxes. These headwinds will probably continue for some time resulting in slow to moderate economic growth.

This economic environment creates opportunities for stronger businesses to strengthen their market positions and grow their franchises. This is accomplished as tighter industry economics force weaker competitors out of the market; distressed valuations create acquisition and consolidation opportunities; and companies with strong balance sheets opportunistically invest in new assets, new products, and new relationships. We believe these dynamics will result in a significant divergence between the strong and marginal performers in each industry.

Slower growth may have a dampening effect on the equity indices for the foreseeable future. Rather than a general recovery in which "a rising tide raises all boats," we expect that this recovery will reward the stronger companies. Therefore, individual stock selection will be an important factor in investment performance.

The benefits of the Funds' focused equity strategies are especially evident in this environment. Our focus on a relatively small number of companies enables us to closely monitor each holding to identify unusual market conditions and investment opportunities. As a result, market volatility can provide opportunities for timely investment decisions. The Funds' long-term horizon provides opportunities to realize significant returns as the market recovers.

Equity Investment Review

While broad-based, the market rally between March and May was driven by companies expected to benefit in the early stages of recovery. Many of these firms were in the Basic Materials, Technology, Consumer Discretionary, Industrial, and Energy sectors. Companies reacted to the economic slowdown by reassessing business operations, controlling costs and managing inventory levels. As a result, strong competitors have successfully weathered substantial revenue declines and reported better-than-expected earnings.

The rebound in the equity Funds during the quarter was the result of timely investment decisions as well as the strong market rally. While the market recovered from its March lows, many portfolio holdings significantly outperformed the overall market. The best performers included companies that we expected to benefit in the early recovery stage as well as companies that were industry leaders through the downturn.

The Funds' investment strategies continue to focus on holdings in stocks that traditionally perform well during slow economic periods; those that will benefit from the early stages of recovery as well as stocks which stand to benefit from economic stimulus programs. In addition to these themes which address the current economic climate, we continue to target traditional value opportunities and special situations consistent with our core investment strategies. Given the extreme pressures of the credit crisis and the likelihood of a slow economic recovery, the growth opportunities for the best companies may occur as their weaker competitors lack the resources or capital necessary to recover.

We believe the portfolios are well-positioned to benefit from the developing economic recovery, with strong positions in Industrials, Energy, and Materials. A significant component of the Industrials sector is transportation stocks. Historically, transportation is generally a market leader in an economic recovery. We anticipate that trend will develop at slower pace to the benefit of the stronger companies. Many of the weaker companies have avoided bankruptcy or liquidation as creditors have been slow to repossess equipment in a weak market hoping an economic recovery will enable these companies to survive. This appears to be an unlikely scenario which may shrink supply and provide potentially strong growth in revenues to the surviving companies.

As economic recovery develops, we will increasingly focus on early recovery names, including Energy companies. Crude oil prices, while often volatile, are expected to move higher. As economies recover, the global appetite for energy will continue to grow. Investments in exploration and natural resource production will be rewarded. Additionally, we look to commodities, including energy products; copper; and steel, to provide a hedge against inflation. While oil prices fell to near $30 per barrel earlier this year, oil prices have recently moved higher to near $70 per barrel. We believe that, as economic conditions improve and supplies fall, higher oil prices are inevitable. Much of the world's oil supplies are in remote areas that require oil prices above $70 to $90 per barrel to be economically viable.

While many of the Financials stocks are beginning to rebound, we believe their primary focus for the remainder of this year will be to improve their balance sheets by raising capital, increasing deposits and writing off or selling problem loan portfolios. As stronger banks improve their balance sheets, they may seek opportunities for acquisitions or mergers with problem banks shut down by the FDIC. The larger banks are benefitting from their diversification through corporate debt financing and other investment banking business. During the recent quarter, several banks have been able to repay their government financing under TARP1 with new capital or earnings from improved business conditions.

Many of the companies in the portfolios are well positioned to experience strong growth even in a slower economy. They have aggressively cut costs, pared inventory and maintained strong balance sheets to initiate growth strategies. We believe these measures will enable them to leverage any improvement in business into more robust earnings. As economic conditions improve, we believe the upside potential for well managed companies is substantial.

Fixed Income Investment Review

The fixed income markets improved substantially over the six-month period. As access to the credit markets eased and investor appetite for risk increased, many companies responded with debt offerings. Recent downgrades of many corporate issues to lower investment grade levels have increased the interest rates on many new offerings.

Interest rates on government securities also trended higher during the period. At the height of the market panic in the first quarter, the rates on short-term Treasury Bills fell to zero, and even below zero. During the second quarter, the rate on the benchmark 10-year Treasury Note rose approximately 0.75% in response to the surging government debt. The interest rates demanded by investors to finance the stimulus spending have, so far, increased modestly. Much of the funding has been provided by foreign investors who currently hold approximately 55% of all U.S. Treasuries. The massive amounts of stimulus spending, however, are expected to test investor appetite for government bonds.

We expect interest rates to rise further as investors will demand higher returns on government bonds. As U.S. government bonds are a safe haven for many investors, we anticipate the stock market recovery will attract a significant amount of capital that has been invested in government bonds as a temporary investment vehicle. Any significant increase in rates will impact the economic recovery as interest rates for loans and mortgages will increase and inflationary pressures may reappear.

1  Troubled Asset Relief Program.

Message

from the chairman continued

Near-term, interest rates and the fixed income markets will remain volatile as economic recovery develops. As a result, the Funds' fixed income holdings remain concentrated in short to intermediate-term issues. We will continue to maintain this defensive strategy to protect capital while seeking reasonable income opportunities.

Looking Ahead

While uncertainties remain, we believe the market recovery is sustainable. We anticipate that the market will continue to "take two steps forward and one step back" in response to mixed economic data. Therefore, we expect performance will come from industry leaders rather than the overall market. Individual companies may post stellar returns as they successfully navigate a difficult economy. Our strategy will remain focused on these companies where we believe the best portfolio opportunities exist.

The past year has been particularly difficult. Investors feared that it would take years for their portfolios to recover from the global credit crisis and deep recession. We have encouraged investors to be patient and disciplined in maintaining their investment strategies. While the recovery is ongoing, the dramatic events during the first six months of the year demonstrate the ability of the equity markets to rapidly improve from their lows in a short period of time. We anticipate the global markets and global economies will continue to improve. We also recognize the importance of being diligent and will continue to adapt to changing market conditions consistent with the Funds' long-term investment strategies.

Sincerely,

George A. Henning

This report is for informational purposes only and is not a solicitation, or a recommendation that any investor should purchase or sell any particular security. Statements are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. Opinions are subject to change and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	0.33%	Class A	3.11%	1.65%
Class C	– 0.03%	Class C	3.89%	2.43%
Barclays Capital U.S. Int T-Bond Index[1]	– 1.52%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's Board of Directors, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager

Thomas H. Hanson

Market Overview

Deteriorating economic conditions and continued fallout from the credit crisis put severe pressure on the markets at the beginning of the year. Industrial production, consumer spending and economic output continued to decline, while unemployment continued to rise. In addition, creditors remained reluctant to lend in light of ongoing instability in the economy and the financial sector. Seeking safety and liquidity, investors sold equities and other investments and flocked to U.S. government securities, especially short-term Treasuries. Strong demand pushed prices higher while Treasury rates dropped to historically low levels.

Throughout the first quarter, the U.S. government, Treasury and Federal Reserve continued to take dramatic steps to stimulate economic growth; ease credit conditions; and stabilize the financial sector. The Fed kept its target range for the federal funds rate at zero to 0.25% and stated that "economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period." In mid-March, the Fed announced plans to buy up to $300 billion in longer-term Treasuries to reduce the government's borrowing costs and stimulate lending by financial institutions. The Fed also expanded its efforts to support the housing markets; accommodate the credit needs of consumers and small businesses; and foster improved conditions in financial markets.

Late in the first quarter, the government's various efforts began to yield improved credit conditions and prospects for economic recovery. In turn, investor sentiment began to shift from acute pessimism to guarded optimism. This sparked a rally in the equity markets which continued in the second quarter. While

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

Pacific Advisors

  Government Securities Fund continued

investors began to cautiously move back into equities and corporate bonds, demand for government securities remained relatively strong through the end of the second quarter.

Interest Rate Trends

During the first six months, Treasury rates were volatile in response to competing market forces. Broad economic weakness, aggressive government intervention, and increased investor demand put downward pressure on Treasury rates. Demand was particularly strong in the first quarter as investors fled the equity and fixed income markets for the safety of U.S. Treasuries. The desire to protect capital was so great that investors were willing to accept flat or negative rates on short-term Treasuries.

In mid-March, the tide began to turn when Fed Chairman Ben Bernanke characterized the economy as exhibiting "green shoots" of recovery. A number of factors subsequently pushed Treasury rates higher. Mounting data foreshadowing economic recovery; the threat of inflation; record-breaking Treasury auctions; and burgeoning federal deficits to fund stimulus initiatives put upward pressure on rates throughout the second quarter. Reflecting the diverging trends during the period, the rate on benchmark 10-year Treasury Note traded between a low of 2.12% in January and a high of 3.94% in June.

Fixed Income Strategy

We actively manage the portfolio with a conservative strategy designed to protect principal and provide current income. During the period, the Fund was primarily invested in intermediate-term government agencies. This strategy helped minimize the risk of depreciation in a rising interest rate environment. Additionally, intermediate-term bonds provided higher current income relative to short-term government securities.

In the first quarter, higher yielding bonds were limited due to the high demand for government securities. In order to maximize current income, the Fund primarily invested in continuously callable intermediate-term government agencies which offered higher coupon rates. Given the low interest rate environment, we anticipated that these bonds would be called back, providing the Fund with opportunities to purchase higher yielding bonds. As expected, many of these bonds were called during the period and proceeds were reinvested in intermediate-term government agencies with higher coupons.

As interest rates rose in second quarter, our strategy continued to emphasize preservation of capital to protect against market risk. As existing holdings were called away, we focused on purchasing government agencies with features to preserve principle. These purchases included bonds with coupon rates that gradually increase over the life of the bond. Furthermore, we purchased more government agencies with fixed call features. These bonds provided greater flexibility in managing the portfolio because, in comparison to continuously callable bonds, they are easier to sell in a rising interest rate environment. The Fund benefited from this strategy by preserving capital and enhancing income levels.

Equity Positioning

A relatively small portion of the portfolio is invested in high quality dividend paying common and preferred stocks to help provide a hedge against inflation and support total return. These investments provide additional current income and potential capital appreciation. During the period, the Fund maintained 4% to 5% of the portfolio in dividend paying common stocks and 4% to 5% in preferred stocks.

The severe market downturn in the first part of the year pushed equity valuations to extreme lows. We maintained the Fund' equity holdings as our internal research confirmed the underlying value and income potential of these well established companies. As anticipated, valuations for these holdings began to recover as the equity markets rebounded in the second quarter. In particular, the Fund benefited from a strong recovery in its preferred stock positions. For example, collectively, preferred stock in financial companies recovered 28% during the period in addition to providing strong dividend yield.

Despite the price recovery in the second quarter, we believe many of these holdings remain undervalued. The Fund's equity positions should see continued improvement as the economy recovers. We believe the income and capital appreciation potential of these holdings will continue to contribute to the Fund's long-term total return objectives.

Fund Performance

As a conservative investment, the Fund seeks to preserve capital and provide current income. Risk management was paramount during the period given the volatile investment environment and trend toward rising interest rates. The Fund outperformed its benchmark during the period, which, unlike the Fund, is not actively managed to protect against risk. By actively managing the portfolio and concentrating holding in intermediate-term government agencies, we successfully managed risk while generating attractive income. Recovery in the Fund's preferred stock positions also contributed to the Fund's outperformance.

Looking Ahead

The significant stimulus initiatives by the government and the Fed have yielded an improving economic outlook. Recent data have confirmed a slowing in the pace of contraction while certain sectors of the economy are even demonstrating renewed strength. Likewise, the credit markets continue to improve in response to positive economic data and stabilization in the financial sector.

As economic recovery develops, investors will likely continue to gravitate from Treasuries toward other fixed income investments offering higher rates and greater appreciation potential. In response to this trend, rates on Treasuries and government agencies are expected to rise in order to remain competitive with other fixed income investments. Furthermore, concerns surrounding the burgeoning federal deficit and the strength of the U.S. dollar may also push rates higher.

At the same time, competing pressures may create continued interest rate volatility. While recovery is on the horizon, significant economic challenges remain including higher unemployment; continued weakness in the housing sector; moderate consumer spending; and higher mortgage and credit card default rates. For conservative investors, Treasuries may continue to provide attractive options. This popularity, if sufficiently widespread, may limit the upward pressure on interest rates. As the largest foreign holder of U.S. Treasuries, China's investment decisions may also influence the direction of Treasury rates.

In this environment, we will continue to implement a strategy focused on managing risk and protecting principal. The Fund will remain concentrated in short and intermediate-term government agencies many of which include call features. While we do not anticipate a significant change in the Fund's equity allocation, we will continue to utilize high quality dividend paying common and preferred stocks to increase income and capital appreciation potential. We will continue to actively manage the Fund's fixed income holdings in accordance with the market conditions to capture the most favorable return potential with the least vulnerability to the prevailing market risks.

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

1.	U.S. Government Agencies	90.36%
2.	Preferred Stock	5.10%
3.	Equities	4.54%

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Government Securities Fund Class A
Actual	$1,000.00	$1,003.30	$9.83
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$9.94
Government Securities Fund Class C
Actual	$1,000.00	$999.70	$13.54
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$13.71

3  Expenses are equal to the Fund's annualized expense ratio of 1.98% for Class A shares and 2.73% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	4.94%	Class A	2.80%	2.05%
Class C	4.58%	Class C	3.56%	2.81%
Barclays Capital U.S. Int Corp Bond Index[1]	9.04%
S&P 500 Index[2]	3.16%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's Board of Directors, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager

Thomas H. Hanson

Market Overview

The markets began 2009 mired in the crippling credit crisis. While short-term U.S. Treasuries and government agencies enjoyed unprecedented popularity, the corporate bond market was effectively closed. Lack of corporate finance opportunities impacted both businesses and consumers and placed enormous stress on the global economy. Investor sentiment swayed from one extreme to the other, causing tremendous volatility in both the fixed income and equity markets. In response, a series of forceful actions by the Treasury, Federal Reserve, and FDIC breathed life back into the credit markets and ignited a strong market rebound at the end of the first quarter.

Investor confidence improved in response to better-than-expected first quarter earnings and economic data which indicated a slowing in the pace of contraction. The market recovery extended through the second quarter benefiting all asset classes, including equities, fixed income, and commodities. Equities in particular staged an impressive comeback and seemed poised to extend their run.

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Income and Equity Fund continued

Corporate Bond Market

At the turn of the year, opportunities in the corporate bond market were in especially short supply. Limited access to debt financing and higher financing costs resulted in significantly fewer corporate issuances. Investment opportunities were further limited when rating agencies issued mass downgrades of corporate debt in a belated reaction to their role in the credit crisis and the weak economy. The corporate bond market was also challenged as investors fled to the safety of U.S. Treasuries and government agencies.

Volatility played a major role in portfolio management during the first half of 2009. Corporate bond prices fluctuated in response to fragile investor confidence and deteriorating economic conditions. However, in the midst of this challenging environment, unique opportunities arose. The ratings downgrades, coupled with a lack of investor demand, drove yields among investment grade bonds to abnormally high levels. In comparison to rates for Treasuries, corporate bonds were trading at attractive levels. We believed that the market was temporarily mispricing the risk of these issues. As a result, these bonds presented valuable investment opportunities.

In mid-February, credit conditions began to improve in response to various government initiatives. As investors gained confidence, they returned to the corporate bond market; as a result, yields on investment grade corporate debt began to fall. A wave of corporate refinancing activity ensued as companies took advantage of renewed investor demand and historically low interest rates. The impressive yields found earlier in the year were no longer available as prices for corporate bonds rose in response to heightened demand. Stabilization in the credit markets allowed portfolio managers to refocus on more traditional factors in fixed income analysis: interest rates and inflation.

Equity Market

The selloff in the equity market continued well into the first quarter of 2009. Stocks languished as the economic outlook remained clouded and investors questioned the administration's ability to handle the worst economic crisis in a generation. Bearish sentiment peaked in mid-March, as the S&P 500 Index fell to a 13-year low. Markets began to turn following the government's various initiatives aimed at recapitalizing banks and supporting critical credit markets.

The strong upward move in equities continued into the second quarter following better-than-expected first quarter earnings reports. A growing list of economic reports suggesting the recession was beginning to ease further contributed to the bullish mood. The strong momentum pushed equities into positive territory for the year. By the end of the second quarter, investors turned their focus to earnings results for clarity on the direction of the economy and the markets. Reports that many companies successfully weathered the economic decline with better-than-expected earnings confirmed to many investors that a sustainable market recovery is underway.

Fund Performance

The Fund performed well in the first half of the year given the extreme volatility in the fixed income and equity markets. While the Fund outperformed the overall market as measured by the S&P 500, performance was limited as a result of the Fund's conservative investment strategy. In particular, performance was impacted by the Fund's allocation to shorter-term bonds to protect principal as well as the continued impact of the credit market disruption on portfolio holdings in the Financials sector. We believe that the valuations of these holdings will continue to improve as the economic recovery develops.

Fund Strategy

The Fund seeks to provide current income and capital appreciation while maintaining a lower risk profile. Fixed income securities (corporate bonds and preferred stocks) typically make up at least 65% of the portfolio and provide a stable income base. The remainder of the portfolio is invested in high quality dividend paying stocks which contribute to current income and offer long-term capital appreciation potential.

The Fund's allocation to fixed income securities, at approximately 75%, was essentially unchanged during the first half of 2009. The mix of securities, however, changed when most of the Fund's U.S. government agency bonds were called or matured. At the beginning of the year, these agency bonds, which paid relatively high interest rates, represented almost 10% of the portfolio. With the proceeds, we expanded the Fund's portfolio of investment grade corporate bonds with new holdings in the Consumer Discretionary, Energy, Materials, Industrials and Technology sectors.

Preferred stocks represented approximately 7% of the portfolio while equity holdings varied during the period between 21% and 25%. The relatively modest allocation to equities was a direct reflection of the market upheaval. During periods of volatility and low valuations, the Fund will favor fixed income investing to mitigate the impact of price fluctuations.

Fixed Income Strategy

The first six months of the year presented two dramatically different investment environments. Suitable corporate bond investments were severely limited in the first part of the year. Corporations looking to issue debt faced higher financing costs in the wake of widespread ratings downgrades. Demand was also light as nervous investors avoided risk in favor of U.S. Treasuries. Nevertheless, we took advantage of select opportunities to purchase bonds of quality issuers such as Alcoa, Xerox and Staples. Reflecting the difficult environment, these investment grade bonds offered yields in excess of 7%, compared to 10-year Treasury rates of less than 3%.

As the credit markets stabilized in the second quarter and investor appetite for risk returned, many companies responded with debt offerings. Interest rates fluctuated within a fairly narrow range as investors weighed the pros and cons of an improving global economic outlook. The massive fiscal deficits taken on to combat the downturn also raised concerns about the threat of inflation and higher interest rates.

To minimize the potential impact of rising interest rates, the Fund focused new purchases in shorter-term bonds, primarily with maturities of two to five years. At the same time, we remain mindful that the pace of economic recovery is uncertain. Accordingly, we continued to hold the Fund's existing longer-term bonds to maintain current income.

Equity Strategy

We continued to maintain a focused but diversified portfolio with an emphasis on stocks that exhibit low volatility relative to the broader market. The Fund maintained a reduced equity exposure during the period to limit the impact of the equity downturn on the portfolio. As market conditions improved in the second quarter, we sold several positions in defensive stocks, including health care companies GlaxoSmithKline and Pfizer. The Fund's energy holdings, led by XTO Energy and Ultra Petroleum, performed well during the period.

The Fund continued to hold select securities despite lagging performance in the first quarter. For example, we maintained the Fund's position in Frontier Communications. The company owns and operates regional telecommunications lines and recently purchased assets from Verizon. Despite its recent difficulty, we believe that Frontier's experienced management team; strong dividend; and strong cash flows will positively impact performance.

Looking Ahead

Interest rates are likely to remain volatile as the economy recovers. Rates will be impacted by competing factors, such as the record supply of U.S. Treasuries to finance the stimulus programs and support the credit markets; the strong demand for government bonds; the emerging economic recovery; and the potential onset of inflation. As global economic conditions improve, however, interest rates are likely to begin a longer-term upward trend. Economic "green shoots" suggest the pace of global recession is easing. Although, given the severity of the recession and credit crisis, economic improvement is expected to progress at a slower rate than in recent recoveries.

Pacific Advisors

  Income and Equity Fund continued

In this investment environment, the Fund's strategy will focus on actively managing the portfolio to minimize interest rate risk. We will seek to reduce the effect of higher rates by investing in shorter-term corporate bonds. These investment grade bonds will help minimize the impact of price volatility while limiting losses associated with changes in interest rates.

As the economy recovers, equities are poised to deliver favorable returns. Our equity strategy seeks to supplement the Fund's larger bond allocation by providing current income with the potential for capital appreciation. As fixed income securities mature, are called, or sold, we anticipate increasing the Fund's equity investments to approximately 30%. We expect to invest in sectors that should benefit from the developing recovery such as Technology, Energy, Materials and Consumer Discretionary. We will maintain our disciplined focus of selecting stocks with stable dividends and below average market volatility.

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

1.	Corporate Bonds	64.58%
	Equities	21.64%
2.	Energy	5.04%
3.	Health Care	3.13%
4.	Telecommunication Services	2.74%
5.	Industrials	2.48%
6.	Utilities	2.02%
7.	Consumer Staples	1.99%
8.	Other Equities	4.24%
9.	Preferred Stock	7.35%
10.	Cash and Cash Equivalents	4.95%
11.	U.S. Government Agencies	1.48%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Income & Equity Fund Class A
Actual	$1,000.00	$1,049.40	$12.45
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$12.30
Income & Equity Fund Class C
Actual	$1,000.00	$1,045.80	$16.23
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$16.07

4  Expenses are equal to the Fund's annualized expense ratio of 2.45% for Class A shares and 3.20% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
Class A	4.11%	Class A	2.31%
Class C	3.68%	Class C	3.09%
S&P 500 Index[1]	3.16%
Barclays Capital U.S. Int Corp Bond Index[2]	9.04%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard

Market Overview

The equity and fixed income markets started 2009 mired in uncertainty. Fear surged on questions surrounding the extent of the global economic contraction, U.S. economic stimulus plans, and the stumbling credit markets. As investors sought safety in short-term U.S. Treasuries, stock valuations fell to levels not seen since 1996.

As signs of economic recovery emerged late in the first quarter, investor sentiment transitioned from extreme pessimism to cautious optimism. Government stimulus programs began to provide some relief to the financial, consumer and housing sectors. Capital injections by the Federal Reserve and foreign central banks improved liquidity in the credit markets. Additionally, first quarter earnings revealed that many companies were weathering the recession better than expected. An uptick in merger and acquisition activity and a rise in corporate bond offerings provided further evidence that corporate America was beginning to regain its footing. As investor confidence improved, capital moved back into the markets.

Equity Market

Stock prices tumbled in the first quarter on excessive fear as investors sold without regard for the actual strength of individual companies. While market volatility presented a major challenge, this environment also provided unique opportunities to invest in good companies at unprecedentedly low

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

prices. During the quarter, the Fed used every tool at its disposal to restore confidence in the financial sector, stimulate the languishing economy, and expand liquidity in the credit markets. Additionally, the U.S. Treasury implemented various stimulus initiatives and the administration provided greater detail on its economic recovery plans. These actions helped ignite a market rally late in the first quarter.

As concrete evidence of economic improvement mounted, investors began to revisit their risk assumptions. Domestically, most economic data pointed to a slowing rate of contraction. Internationally, China led the way by pouring massive amounts of capital into its economy to stimulate growth. Projects aimed at infrastructure building, industrial production and manufacturing put China on course for economic growth of 7% to 8% this year. Following China's lead, other countries injected more capital into their economies which improved the outlook for global economic recovery.

First quarter earnings further buoyed investor sentiment and strengthened the market recovery. Many companies demonstrated that they were effectively weathering the slowdown. Furthermore, stronger firms used the downturn to strategically position for future growth by streamlining operations, cutting costs, and expanding market share. Stock prices experienced a significant rebound in the second quarter as evidenced by the S&P 500 Index which recovered nearly 42% from its March low by June 30th.

Corporate Bond Market

The corporate bond market remained challenging in the first half of 2009. Fallout from the credit crisis continued to curtail new corporate bond issues. Additionally, bond investors found few opportunities to buy or sell as bonds in the secondary market were in short supply. Investors primarily chose safety over income. Short-term U.S. Treasuries were in high demand even though they offered zero or sometimes slightly negative returns.

In response to actions by the Fed and other government agencies, liquidity started to improve late in the first quarter. New corporate bond offerings subsequently increased during the second quarter. Additionally, firms took advantage of lower interest rates to refinance higher coupon, longer-term debt. Investors gradually began to reassess their appetite for risk as they gained confidence in the sustainability of the recovery. As interest rates ticked upward, capital began to move out of short-term Treasuries into other fixed income investments.

Fund Performance

The Fund outperformed the S&P 500 through the first half of the year. By maintaining a disciplined investment approach through the market downturn, the Fund was well positioned to benefit from the ensuing recovery. Performance was primarily supported by appreciation in the Fund's Energy and Basic Materials equity holdings. Higher yields on investment grade corporate paper and appreciation in the Fund's preferred stock holdings also supported total return. The Fund achieved this outperformance while maintaining lower risk and volatility than the S&P 500 as measured by the Fund's beta3 of 0.79 as of June 30th.

Fund Strategy

The Fund's equity and fixed income holdings are actively managed to seek capital appreciation while managing risk. In 2009, we maintained approximately 61% of the portfolio in equities which continued to offer the best opportunities for long-term growth. As corporate bonds matured, proceeds were reallocated into select equities. Equity and fixed income holdings remained diversified across sectors and industries to further manage risk.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower volatility than the market or the benchmark; and a beta greater than 1.0 indicates greater volatility than the market or the benchmark.

Pacific Advisors

  Balanced Fund continued

Equity Strategy

The Fund is designed to serve as a core holding and therefore uses a more conservative equity strategy. The Fund seeks to provide long-term growth while limiting risk and volatility. To this end, equities remained concentrated in dividend paying stocks from well established, larger cap companies.

The Fund continued to invest in fundamentally strong companies from a diverse mix of sectors and industries. Greater weight was given to holdings in stronger performing sectors such as Energy, Basic Materials, Information Technology and Health Care. Renewed demand for energy and other natural resources pushed energy and commodity prices higher during period. The Fund's Energy holdings performed especially well in the first half of the year. In particular, companies in energy related areas such as equipment and refining experienced good growth. This included Fund holdings Cameron International, which manufactures offshore oil and natural gas equipment; and Suncor Energy, a multinational oil producer and refiner. Cameron benefited from increased demand for offshore drilling in Brazil while Suncor benefited from the rise in oil prices during the second quarter.

Holdings in the Basic Materials sector also supported the Fund's investment objectives. This included, Reliance Steel & Aluminum, which is the largest distributor of metal products in the U.S. Reliance experienced price appreciation as global and domestic infrastructure projects increased demand for its products.

Fixed Income Strategy

The Fund's fixed income strategy seeks to achieve total return while mitigating risk. Given the risk for higher interest rates in 2009, to the Fund remained invested in short to intermediate-term investment grade corporate bonds. New purchases were concentrated in bonds with two to four-year maturities to protect against depreciation. Additionally, investment grade corporate bonds offered better yields than U.S. Treasuries or government agencies. This provided additional income to the Fund without significantly increasing risk.

The Fund also benefited from a recovery in its financial holdings. Specifically, preferred stock of financial firms saw marked price appreciation. Additionally, General Electric Capital bonds rebounded significantly as the market recovery took hold in the second quarter. At the same time, we further diversified the portfolio by investing new monies in bonds from well known Consumer Discretionary firms such as Staples and Home Depot.

Looking Ahead

While challenges to recovery remain, recent reports suggest that the worst of the recession may be over. Indeed, select sectors are showing signs of renewed growth. In particular, stimulus initiatives in the U.S., China and other countries should support demand in the Energy, Basic Materials and Industrials sectors. Investor confidence will continue to be a determining factor of market momentum. While the market will remain more volatile, continued economic improvement should create additional opportunities in the equity and fixed income markets.

We expect to modestly increase the Fund's equity allocation to approximately 65% to seek additional opportunities for capital appreciation. There will be opportunities for stronger, well positioned companies to grow their businesses, even in a slow-growth economy. Near-term, the Fund's equity portfolio will remain positioned to take advantage of sectors and companies benefiting from economic recovery.

Fixed income holdings will be managed to protect capital in anticipation of rising interest rates. We do not anticipate making any significant changes to the Fund's fixed income portfolio in the next six months. We will continue to manage the portfolio to maximize total return while limiting risk. Accordingly, the portfolio will remain primarily invested in short to intermediate-term, investment grade corporate bonds to manage volatility.

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

	Equities	60.73%
1.	Energy	13.78%
2.	Industrials	12.82%
3.	Consumer Staples	8.18%
4.	Financials	7.54%
5.	Health Care	6.58%
6.	Information Technology	4.92%
7.	Other Equities	6.91%
8.	Corporate Bonds	32.08%
9.	Preferred Stock	4.40%
10.	Cash and Cash Equivalents	2.79%

Pacific Advisors

  Balanced Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Balanced Fund Class A
Actual	$1,000.00	$1,041.10	$13.26
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$13.15
Balanced Fund Class C
Actual	$1,000.00	$1,036.80	$17.02
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$16.92

4  Expenses are equal to the Fund's annualized expense ratio of 2.62% for Class A shares and 3.37% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the NASDAQ 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	5.07%	Class A	3.65%	2.62%
Class C	4.52%	Class C	4.42%	3.40%
S&P 500 Index	3.16%
Russell 1000 Index[3]	4.32%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's Board of Directors, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager

Thomas H. Hanson

Market Overview

The markets began 2009 constrained by fears of a prolonged global recession. Rising unemployment, contraction in the housing sector and ongoing turmoil in the financial sector contributed to these fears. Investors were also concerned by the lack of details regarding the government's stimulus programs. In response, investors fled the equity market for the safety of short-term U.S. Treasuries. No area of the market was immune from elevated volatility and severe depreciation as stocks fell to levels not seen since 1996.

Initial promises of recovery began to emerge toward the end of the first quarter. The administration provided details on its various fiscal and economic stimulus plans while the Federal Reserve's efforts to unlock the credit markets improved lending conditions. Additionally, first quarter earnings from many corporations exceeded expectations. Some companies even benefited from a change in consumer spending habits.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The NASDAQ 100 Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3   The Russell 1000 Index is an unmanaged, market capitalization weighted measure of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

Pacific Advisors

  Growth Fund continued

Throughout the second quarter, investor sentiment moved from dire pessimism to hopeful optimism. Where investors had once sought only to protect principal, they began to re-enter the market in anticipation of economic recovery. As confidence returned, equities rebounded with most of the major indices closing the first half of the year in positive territory. Market gains were led by the Energy, Basic Materials, Health Care, Financials and Technology sectors.

Fund Performance

The Fund outperformed both of its benchmarks in the first half of the year. Performance was primarily the result of the portfolio's emphasis on holdings in the leading sectors of Energy, Basic Materials and Health Care. Energy holdings profited as energy prices rose in the second quarter. In particular, the portfolio benefited from FMC Technologies, which builds and repairs offshore oil rigs. The development of deepwater oil fields in Brazil produced new contracts for subsea and offshore oil platforms. FMC was awarded some these contracts which resulted in a significant increase in its stock price. Additionally, performance was enhanced by positions in Marathon Oil, a large integrated oil and gas company; and National Oilwell Varco, the largest supplier of drilling equipment to the oil and gas industry.

Domestic and global stimulus initiatives to promote infrastructure building increased demand for basic materials during the first half of the year. The Fund was rewarded by investments in this area including Commercial Metals, a recycler, manufacturer and distributor of steel products; and BHP Billiton, one of the world's largest mining companies.

The traditionally defensive Health Care sector was also a standout performer for the Fund. In particular, the Fund benefited from positions in WellPoint, the nation's largest health insurer, and St. Jude Medical, which produces medical equipment, including the world's most widely used mechanical heart valve.

During the period, the Fund maintained select positions in the Technology and Financial sectors. Although these holdings, including Microsoft and Cisco, strengthened during the second quarter, the pace of their continued recovery is unclear. Given this uncertainty, we anticipate the Fund will continue to hold these securities; however, additional investments in these sectors may be delayed until further evidence of recovery is available.

Fund Strategy

The Fund seeks to invest in stocks that offer strong growth potential and are reasonably priced. We analyze market conditions and trends to determine the areas of the market which stand to benefit most from the current economic environment. We then identify leading companies from those areas that are fairly valued in relation to the market. This "growth-at-a reasonable-price" strategy represents a more conservative approach to growth investing versus a typical "momentum" style.

Risk management was the priority during the first quarter. We maintained a cash position between 6% and 8% of the portfolio to buffer against volatility. This strategy enabled the Fund to take advantage of opportunities that developed in the second quarter. The Fund was fully invested by the end of the second quarter.

When signs of recovery began to emerge and market conditions improved, we made strategic investments to position the portfolio for future growth. We continued to focus new investments in areas positioned for long-term growth such as health care equipment. For example, we added to the Fund's position in Becton Dickinson, the world's largest manufacturer of medical supplies. With a large baby boomer population approaching their prime years for medical care, firms such as Becton Dickinson stand to benefit from increased demand for their products.

While we added to select health care equipment positions, we trimmed the portfolio holdings in areas likely to be significantly impacted by proposed health care reforms. For instance, we sold the Fund's position in GlaxoSmithKline to reduce exposure to big pharmaceuticals which may experience stricter price controls and higher government regulation under current proposals.

Looking Ahead

Recent data show continued improvement in the economy. The Fed has indicated that it will maintain a low interest rate environment to support economic recovery. Additionally, neither inflation nor deflation currently poses a significant threat to the economy. GDP growth, continued improvement in corporate revenues and earnings, and improvement in the employment picture would further strengthen the market. Economic recovery, however, will take time and will likely progress in a pattern of "two steps forward, one step back."

Many corporations have used this recessionary period to streamline their businesses, expand their market share and lay groundwork for future growth. While we believe that the prospects for recovery in corporate America look hopeful, we expect that the pace of recovery will be moderate to slow. As a result, we anticipate that performance will come from the strongest firms within each industry.

Overall, we anticipate that the Industrials, Energy, Basic Materials, Technology, and Financials sectors will lead the market. Continued global and domestic efforts to stimulate growth through infrastructure building should benefit the Industrials and Basic Materials sectors. Demand for energy resources and a renewal of the long-term upward trend in oil prices should bolster the Energy sector. Technology, historically an early recovery sector, should benefit as businesses make upgrades to enhance and streamline their operations. Finally, Financials have experienced such dramatic devaluations that we anticipate the sector will strengthen especially as the overall economy improves.

Given the current prospects for economic recovery, we anticipate that the Fund will remain fully invested. We continue to identify opportunities to add quality names to the portfolio at reasonable valuations. As the market recovery progresses, we will judiciously adjust portfolio holdings to take advantage of those sectors leading the recovery. While we will retain significant investment in the Energy sector, we may reduce select Energy positions and diversify into other market leaders in the areas such as Technology and Basic Materials.

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

	Equities	100%
1.	Health Care	33.21%
2.	Energy	28.69%
3.	Industrials	15.00%
4.	Information Technology	11.47%
5.	Consumer Staples	4.76%
6.	Materials	4.71%
7.	Telecommunication Services	1.25%
8.	Financials	0.91%

Pacific Advisors

  Growth Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Growth Fund Class A
Actual	$1,000.00	$1,050.70	$15.86
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$15.66
Growth Fund Class C
Actual	$1,000.00	$1,045.20	$19.42
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$19.23

5  Expenses are equal to the Fund's annualized expense ratio of 3.12% for Class A shares and 3.83% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
Class A	3.70%	Class A	3.20%
Class C	3.30%	Class C	3.96%
S&P 500 Index[1]	3.16%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers

George A. Henning
Samuel C. Coquillard

Market Overview

The most significant event of the first half of 2009 was the thawing of various credit markets. Corporations rely on the smooth functioning of these markets to fund their daily operations. Any prolonged inaccessibility would have paralyzed industries across the country, threatening a systemic collapse of the economy. The dramatic selloff in the equity markets that started at the beginning of the year and continued through early March was, in part, rooted in these fears. However, various programs initiated by the Treasury, Federal Reserve, and FDIC throughout the first quarter alleviated these fears and sowed the seeds for a remarkable market recovery.

Investor spirits were further buoyed by signs of improvement across corporate America. Many companies demonstrated their resiliency with stronger than expected first quarter earnings. Economic data also began pointing to a slowing pace of contraction, the first indication the recession was losing strength. In response to these developments, investor psychology improved markedly during the second quarter of 2009. Equities recouped much of the value lost during the previous quarter, and broad market indices ended the first half of the year roughly where they started.

The S&P 500 Index rose just over 3% in the first half of the year. Clearly, this moderate change inadequately reflects the enormous volatility that occurred during the first six months of the year. While investors began 2009 in a state of panic and anxiety, they entered the second half of the year with cautious optimism. This stark difference speaks to the dramatic shift in psychology that occurred during the period.

The dynamic between large, mid and small cap stocks played out in textbook form over the first six months of 2009. As risk aversion peaked in March, funds flowed out of equities and into safe-haven assets, primarily U.S. Treasuries. Within the equity universe, investors behaved in a similar fashion. Larger stocks, seen as a safer alternative to small cap stocks, retained investor interest and, as a result, held their

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Multi-Cap Value Fund continued

value better than smaller stocks. However, as investor confidence returned and risk appetites grew, these trends reversed. Smaller stocks recovered more robustly, with particular strength in areas geared to early economic recovery, including Commodities, Consumer Discretionary, and Transportation.

The flexibility and benefits of mid-cap stocks were highlighted during the period. As market conditions deteriorated, the performance of mid-sized companies largely resembled those of large corporations. They outperformed small caps as premiums were placed on safety and protection of principal. As markets recovered and risk returned to vogue, mid-cap stocks aligned more favorably with small caps, and outperformed large cap stocks.

Fund Performance

The Fund performed largely in line with its benchmark during the first half of 2009. Markets exhibited extreme volatility during this period, with stocks trading at dramatic discounts to fair value. Pessimism peaked in March, followed by a sharp recovery through the second quarter. The rebound in stock prices signaled a return to fundamental measures of stock valuation. Despite the significant volatility during the period, several holdings, including Group 1 Automotive, Goldman Sachs, and Chattem performed admirably and quickly recovered off their lows.

Group 1 Automotive owns and operates auto dealerships, mostly in the U.S. As the industry felt the full impact of the economic downturn, investors shunned the company. However, the strength of the dealership business model lies in its diverse revenue streams, including new and used car sales, as well as parts and service work. Equally importantly, Group 1 maintains a strategically limited exposure to domestic car brands. After falling to a low of $7.14 in February, shares rallied on positive industry developments to end the first half of 2009 at $26.02.

Following the significant consolidation in the financial industry, Goldman Sachs emerged as the preeminent investment bank. While the company certainly was not exempt from the impact of the credit crunch, it has demonstrated time and again its role as standard bearer, with a proven management team; superior talent acquisition; and savvy risk management. These factors helped the firm recover well ahead of its peers. Goldman's shares, which traded as low as $59.20 in January at the nadir of the financial crisis, finished the first half of 2009 at $147.44.

Chattem manages a portfolio of well recognized over-the-counter healthcare products, including Icy Hot, Gold Bond, and Selsun Blue. The company's growth strategy involves acquiring secondary brands from larger personal care companies and investing in marketing those brands. The defensive nature of these products provides a steady source of business in good times and bad. Additionally, Chattem is able to achieve sales growth by expanding its product lines. We purchased shares in March between $53 and $58, which then recovered to $68.10 by the end of June.

The Fund's energy holdings also provided strength during the period, as hints of an economic recovery renewed interest in the sector. We believe the long-term supply and demand outlook for energy use suggests profitable opportunities for key industry players. These include Chesapeake Energy, a leader in the exploration and production of natural gas; Lufkin Industries, which provides pumping units that extract oil and gas from reservoirs; and Tidewater, an oilfield service company that provides vessels that support offshore drilling activity.

Fund Strategy

The Fund uses a focused portfolio strategy with a long-term investment horizon that seeks to identify leading businesses with strong management teams and favorable growth prospects. Assets are primarily focused in mid-cap companies with market capitalizations between $2 billion and $10 billion. Select small and large cap opportunities are also used to supplement the portfolio. Mid-cap companies are an attractive area of investment. They offer a blend of the stability of larger market leading corporations and the agility of smaller organizations.

During the first six months of 2009, we increased the Fund's mid-cap holdings as opportunities for investment increased during the period. Due to the extreme volatility and distressed valuations in equities during the first half of 2009, we expanded the Fund's mid-cap focus to include larger small cap companies with market caps between $1 billion and $2 billion. As markets recover, we believe these stocks will develop into solid mid-cap companies with significant long-term potential. Over time, the Fund will become increasingly concentrated in the mid-cap universe. Recent purchases, including C.H. Robinson Worldwide, KBR, Landstar Systems, Chattem, and Copart, have brought the Fund significantly closer to this objective.

New mid-cap names were judiciously added to the portfolio by rotating out of certain large cap holdings into companies that offered similar portfolio characteristics and more favorable growth opportunities. Examples include Johnson & Johnson, which was replaced with Chattem; and SAIC, which was replaced with Copart. Johnson & Johnson enjoyed broad support with its strong brand awareness among consumers. We believed the same characteristics were applicable for Chattem which offered the added potential for product expansions and acquisitions that could dramatically impact the bottom line. Similarly, SAIC has a fairly defensive business providing consulting services to the government. This steady stream of work was only moderately impacted by the economic downturn. Copart, an auto reseller servicing the insurance industry, has a similarly defensive business, but with clearer opportunities for near-term growth.

The Fund also maintained its significant position in the Energy sector. With the price of oil appearing to stabilize in the $60 to $70 range, we believe companies are likely to restart exploration activities that were halted as prices fell throughout 2008. Additionally, as the economy begins to recover, we believe capital programs to increase production and storage capacity will also resume. Given the current distressed valuations of energy holdings, the Fund is likely to maintain a greater weighting in this sector for the near-term. As energy company valuations recover, we anticipate reducing the Fund's Energy exposure and rotating into other areas of economic strength.

Looking Ahead

Near-term, we believe the equity markets are likely to move in response to corporate earnings and economic data. Given the distressed valuations across the equity landscape, significant room for appreciation remains. However, with the weakened state of consumer spending and elevated unemployment rate, longer-term, economic growth will likely be somewhat subdued.

Against this challenging backdrop, industries are likely to undergo a refining process in which stronger companies excel at the expense of weaker ones. This dynamic is already underway and is expected to result in a spike in merger and acquisition activity over the next twelve months. Healthier companies will be able to leverage their strengths to expand their market share, broaden their product mix, or simply acquire competitors. We will look to actively position the portfolio in companies that can take advantage of this trend.

For the remainder of 2009, we will look to increase the Fund's investment in early recovery holdings while reducing its relative exposure to defensive companies. Areas designated as early recovery include Transportation, Energy, Commodities, and Consumer Discretionary. Additionally, financial companies are expected to rebound as credit losses decrease, capital bases are rebuilt, and profitable lending activity is renewed.

Over the long-term, broad market indices tend to mirror overall economic activity. Given the outlook for modest economic growth, individual stock selection will likely play an increasingly important role in equity portfolio management. For this reason, we believe the Fund will benefit from its strategy of maintaining a focused portfolio of superior franchises with strong management teams and favorable growth opportunities.

Pacific Advisors

  Multi-Cap Value Fund continued

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

	Equities	100%
1.	Energy	31.33%
2.	Industrials	30.19%
3.	Consumer Discretionary	11.28%
4.	Consumer Staples	10.69%
5.	Materials	8.95%
6.	Financials	5.30%
7.	Information Technology	2.26%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Multi-Cap Value Fund Class A
Actual	$1,000.00	$1,037.00	$18.49
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$18.37
Multi-Cap Value Fund Class C
Actual	$1,000.00	$1,033.00	$22.28
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$22.19

3  Expenses are equal to the Fund's annualized expense ratio of 3.66% for Class A shares and 4.42% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2009		For the fiscal year ended December 31, 2008
Class A	22.59%	Class A	2.44%
Class C	22.10%	Class C	3.17%
Class I	22.70%	Class I	2.16%
Russell 2000 Index[1]	2.64%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager

George A. Henning

Market Overview

Markets started 2009 caught in the grips of the credit crisis that resulted from the fall of Lehman Brothers. While measures were taken to address the most pressing issues of short-term liquidity, the corporate landscape was still on shaky ground for much of the first quarter. Reflecting this uncertain environment, equities languished, falling to levels not seen since 1996. Indeed, from its all-time high in October 2007 to its March 2009 low, the S&P 500 Index lost over 57% of its value.

In mid-March, various programs were announced by the Treasury, Federal Reserve, and FDIC to jumpstart the frozen credit markets. Investors responded positively to these developments and fears of a systemic collapse abated. Correspondingly, equities staged a strong rally, rising nearly 25% off March lows by the end of the month. The rally continued on strong first quarter earnings reports that, by and large, came in ahead of expectations. With the exception of the financial industry, companies were weathering the recession reasonably well.

Fed Chairman Ben Bernanke further emboldened investors with his characterization of "green shoots" of an economic recovery. While his comment did not yet cite economic growth, it was the first reliable indication of a positive inflection point in the economy. Fear gave way to renewed confidence and the S&P 500 ended the first half of the year nearly 42% above its March low, a remarkable rally. As a whole, markets finished the first six months of 2009 largely where they began, with the S&P 500 gaining just over 3% during this time frame. However, this belies the incredible volatility and shift in market sentiment that accompanied the period.

Small caps underperformed large caps through most of the first quarter, as risk aversion peaked in tandem with market lows established in early March. This supports our belief that equities languished

1  The Russell 2000 Index is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

broadly during the market downturn, ignoring individual company fundamentals. However, as market confidence returned and risk appetites grew, small caps led the way, outperforming large caps by more than ten percentage points over the final three and a half months. This is consistent with historical trends in which small cap companies outperform the broader market as evidence of a recovery emerges.

Fund Performance

The Fund enjoyed excellent performance during the first six months of 2009, both in absolute terms and against its benchmark, the Russell 2000 Index. Class A shares returned 22.59% in the six-month period, outperforming the benchmark by nearly 20 percentage points. The significant performance differential occurred primarily after market lows were established in early March. As confidence returned, investors became increasingly discriminating in their analyses, rewarding stronger companies over weaker ones. We believe this contributed significantly to the Fund's stellar performance during the period.

From the end of 2008 through the first several months of 2009, we actively adjusted the portfolio to be more aggressive in response to distressed valuations. The overriding pessimism in the market caused prices to become disconnected from company fundamentals, providing an attractive opportunity to purchase high quality equities at discounts to fair value. Examples of significant add-on purchases during the period include Sonic Automotive, Vitran, and Team.

Sonic Automotive owns and operates auto dealerships across the country. After trading above $10 in September 2008, the stock price fell to below $1 in March on concerns about the company's ability to meet its loan obligations. However, our proprietary research strongly suggested that the company would win concessions from its lenders and avoid default. We aggressively accumulated shares in March and April. The stock rebounded and ended a profitable second quarter at $10.16, adding significantly to the Fund's return.

Vitran provides regional shipping and logistics services. The economic downturn severely impacted its business. However, various initiatives helped the company remain competitive and gain market share during these turbulent times. Some of its weaker competitors are on the verge of bankruptcy which will likely result in a healthier industry and improve prospects for surviving companies. With the economy showing signs of improvement, Vitran is poised for growth. Reflecting this positive sentiment, the stock ended June at $9.90 after trading as low as $2.26 in March.

Team provides maintenance and repair services for industrial plants, including refineries and paper mills. The economic downturn has delayed customer activity, but these are services that must eventually be performed. While relative stability of this revenue stream provides a solid foundation, the company is also focused on growth. The industry is in the midst of consolidation and Team is a likely beneficiary of this trend. The shares, which traded at a low of $9.18 in March, finished the first half of the year at $15.67.

The Fund also sold or trimmed positions that performed well during the period, including Terra Industries, Tetra Tech, and Tyler Technologies. While business prospects remained favorable for these companies, other holdings, including those mentioned above, presented more attractive investment opportunities and we reinvested assets accordingly. This form of active management serves to take full advantage of our deep knowledge of portfolio holdings and the Fund's focused, long-term investment strategy.

Fund Strategy

As the first half of 2009 came to a close, markets ended essentially where they began the year. However, the period was marked by extreme volatility as investor sentiment shifted from desperate pessimism to hopeful optimism. The Fund's core strategy played well into this dynamic and made it possible to capitalize on select opportunities. Utilizing a focused, long-term investment philosophy, we rely heavily on fundamental analysis and a deep knowledge of portfolio holdings. This results in a high level of conviction that allows us to leverage our research efforts and act aggressively when appropriate.

Pacific Advisors

  Small Cap Fund continued

During the first half of 2009, we extended and modified the strategy of allocating Fund assets across: early recovery, stimulus, traditional value, special situation, and defensive stocks. As markets languished early in the first quarter, defensive stocks acted as ballast against portfolio volatility. Anticipating a shift in investor sentiment toward the end of March, we began to take profits in the Fund's defensive holdings and reallocated assets to early recovery areas. These sectors, including Transportation, Commodities, Energy, and Consumer Discretionary, tend to be among the first to benefit from signs of an economic recovery. Indeed, as the market began to recover during the end of the first quarter and through much of the second quarter, repositioning the portfolio into these areas added significantly to the Fund's return.

Looking Ahead

Market Outlook

Early into the third quarter, markets have continued their strong run, owing in large part to impressive second quarter earnings across the corporate landscape. Importantly, financial companies were among the strongest performers, having rebuilt their capital bases on more solid footing. Additionally, newly released economic data continue to lend support to the belief that the worst of the recession is behind us. Signs of economic recovery are also beginning to emerge internationally. Strong growth in China has served as a catalyst for the equity markets and will continue to aid the global recovery.

While the economy is showing signs of stabilization, future growth will be challenged by a number of significant long-term issues including above average unemployment; expanding federal deficits; and underfunded entitlement programs. These factors contribute to our expectation for moderate long-term economic growth. The threat of inflation with any significant upturn in economic activity also factors into our long-term outlook.

Against this broad backdrop, however, the performance of individual companies will vary greatly. As industries are "right-sized" to accommodate lower levels of demand and growth, marginal players will find it increasingly difficult to remain competitive. As a result, we expect an increase in corporate bankruptcies as well as merger and acquisition activity. Industry leaders will be able to increase their competitive advantage and better position themselves for the future.

Unlike the bull markets of the 1980s or 1990s, which were driven by strong economic growth and productivity gains, today's equities markets will likely operate in a relatively stagnant economic environment. While broad market indices can remain underwhelming for a period of time, significant opportunities do exist. Investors tend to view stocks as moving in unison; in reality, stock selection matters a great deal, particularly within the context of a challenging economy. We believe the Fund's investment strategy of holding superior franchises with strong management teams, solid balance sheets, and favorable growth prospects, is especially appropriate in this setting.

Investment Strategy

For the remainder of 2009, the Fund will continue its focus on those areas geared toward an economic recovery. As holdings approach fair value, we will reallocate assets into more attractive sectors, including Financials; Energy; and Consumer Discretionary. Financial companies, with the continuing stabilization of the economy, are expected to exhibit improved business trends. Given the long term supply-demand dynamics of global energy use, Energy and related industries will also remain attractive areas for investment. Finally, Consumer Discretionary companies will benefit as improving confidence spurs consumer spending.

Due to the market's downturn, significant discount remains within the portfolio. Given the familiarity and high confidence with the current portfolio, we will initially seek to augment existing holdings. However, we maintain an active list of "on deck" names and continue to identify new opportunities in which to invest over the second half of the year. New positions will provide exposure to areas not currently addressed in the portfolio. Throughout, the Fund's focus will remain on investment in superior franchises with strong management teams, solid balance sheets, and favorable growth prospects.

Portfolio Holdings as of 06/30/09 (Based on Total Investments)

	Equities	100%
1.	Industrials	35.52%
2.	Energy	14.90%
3.	Consumer Discretionary	14.69%
4.	Financials	12.15%
5.	Health Care	9.46%
6.	Consumer Staples	4.58%
7.	Utilities	3.95%
8.	Materials	3.48%
9.	Information Technology	1.27%

Pacific Advisors

  Small Cap Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expense Paid During Period 01/01/09 – 06/30/09
Small Cap Fund Class A
Actual	$1,000.00	$1,225.90	$14.13
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$12.85
Small Cap Fund Class C
Actual	$1,000.00	$1,221.00	$18.23
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$16.62
Small Cap Fund Class I
Actual	$1,000.00	$1,227.00	$12.76
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$11.60

3  Expenses are equal to the Fund's annualized expense ratio of 2.56% for Class A shares, 3.31% for Class C shares and 2.31% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
INDUSTRIALS			1.09
INDUSTRIAL CONGLOMERATES
5,000	GENERAL ELECTRIC CO.	58,600
		58,600	1.09
TELECOMMUNICATION SERVICES			1.32
DIVERSIFIED TELECOM. SERVICES
10,000	FRONTIER COMMUNICATIONS CORP.	71,400
		71,400	1.32
UTILITIES			2.45
ELECTRIC UTILITIES
4,000	PPL CORP.	131,840
		131,840	2.45
TOTAL COMMON STOCK (Cost: $343,800)		261,840	4.86
US GOVT SECURITIES
US GOVERNMENT AGENCY			96.75
US GOVERNMENT AGENCY
200,000	FEDERAL FARM CREDIT BANK 4.10% 07/07/11	200,129
100,000	FEDERAL FARM CREDIT BANK 5.37% 09/11/18	100,099
132,000	FEDERAL HOME LN MTG CORP. 2.50% 03/23/12	132,869
100,000	FEDERAL HOME LN MTG CORP. 2.125% 04/02/12	100,403
200,000	FEDERAL HOME LN MTG CORP. 3.25% 02/18/14	198,985
200,000	FEDERAL HOME LN MTG CORP. 3.25% 03/03/14	198,747
200,000	FEDERAL HOME LN MTG CORP. 5.25% 02/27/23	198,397
100,000	FEDERAL HOME LOAN BANK 3.625% 02/25/11	100,486
80,000	FEDERAL HOME LOAN BANK 1.85% 03/25/11	80,509
300,000	FEDERAL HOME LOAN BANK 2.00% 01/05/12	300,190
100,000	FEDERAL HOME LOAN BANK 2.25% 06/22/12	100,641
100,000	FEDERAL HOME LOAN BANK 5.00% 07/02/13	100,013
100,000	FEDERAL HOME LOAN BANK 4.27% 09/17/13	103,656
300,000	FEDERAL HOME LOAN BANK 3.05% 05/12/14	295,791
200,000	FEDERAL HOME LOAN BANK 2.00% 06/30/14 STEP	199,753
115,000	FEDERAL HOME LOAN BANK 2.50% 07/02/14 STEP	114,943
100,000	FEDERAL HOME LOAN BANK 4.60% 01/14/15	101,842
100,000	FEDERAL HOME LOAN BANK 4.875% 01/16/15	100,170
200,000	FEDERAL HOME LOAN BANK 4.10% 01/28/16	200,373
125,000	FEDERAL HOME LOAN BANK 5.35% 09/27/17	129,862
500,000	FEDERAL HOME LOAN BANK 4.875% 02/13/18	497,420
425,000	FEDERAL HOME LOAN BANK 4.50% 02/15/18	428,448
100,000	FEDERAL HOME LOAN BANK 5.00% 05/08/18	100,045
100,000	FEDERAL HOME LOAN BANK 5.20% 06/25/18	101,493

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
100,000	FEDERAL HOME LOAN BANK 5.00% 06/26/18 STEP	100,753
100,000	FEDERAL HOME LOAN BANK 5.85% 07/09/18	100,106
100,000	FEDERAL HOME LOAN BANK 5.50% 11/08/18	103,090
200,000	FEDERAL HOME LOAN BANK 6.375% 06/29/22	206,967
100,000	FEDERAL NATL MTG ASSOC. 2.50% 02/17/12	100,303
100,000	FEDERAL NATL MTG ASSOC. 3.00% 06/23/14 STEP	100,070
215,000	FEDERAL NATL MTG ASSOC. 5.50% 01/24/22	215,227
100,000	FEDERAL NATL MTG ASSOC. 5.75% 05/11/22	102,806
		5,214,585	96.75
TOTAL US GOVT SECURITIES (Cost: $5,238,817)		5,214,585	96.75
PREFERRED STOCK
FINANCIALS			3.57
COMMERCIAL BANKS
4,000	BARCLAYS BANK PLC 6.625% PFD	70,640
2,000	BARCLAYS BANK PLC 7.10% PFD	36,580
2,500	CITIGROUP INC. 8.125% PFD	46,700
		153,920	2.86
DIVERSIFIED FINANCIAL SERVICES
2,000	DEUTSCHE BANK 7.35% PFD	38,480
		38,480	0.71
TELECOMMUNICATION SERVICES			1.89
DIVERSIFIED TELECOM. SERVICES
4,000	AT&T INC. 6.375% PFD	101,960
		101,960	1.89
TOTAL PREFERRED STOCK (Cost: $362,500)		294,360	5.46
TOTAL INVESTMENTS (Cost: $5,945,117)		5,770,785	107.07
OTHER ASSETS LESS LIABILITIES		(380,904)	(7.07)
TOTAL NET ASSETS		5,389,881	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.78
DISTRIBUTORS
1,000	GENUINE PARTS CO.	33,560
		33,560	0.46
SPECIALTY RETAIL
1,000	HOME DEPOT INC.	23,630
		23,630	0.32
CONSUMER STAPLES			1.97
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	127,750
		127,750	1.75
TOBACCO
1,000	ALTRIA GROUP INC.	16,390
		16,390	0.22
ENERGY			5.01
OIL, GAS & CONSUMABLE FUELS
1,000	APACHE CORP.	72,150
1,000	BRITISH PETROLEUM PLC ADR	47,680
1,000	CONOCOPHILLIPS	42,060
3,000	MARATHON OIL CORP.	90,390
1,000	OCCIDENTAL PETROLEUM CORP.	65,810
1,250	XTO ENERGY INC.	47,675
		365,765	5.01
FINANCIALS			1.46
COMMERCIAL BANKS
1,000	WILMINGTON TRUST CORP.	13,660
		13,660	0.19
DIVERSIFIED FINANCIAL SERVICES
4,000	BANK OF AMERICA CORP.	52,800
		52,800	0.72
INSURANCE
1,000	CHUBB CORP.	39,880
		39,880	0.55

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			3.11
PHARMACEUTICALS
4,000	JOHNSON & JOHNSON	227,200
		227,200	3.11
INDUSTRIALS			2.47
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	62,800
		62,800	0.86
INDUSTRIAL CONGLOMERATES
10,000	GENERAL ELECTRIC CO.	117,200
		117,200	1.61
INFORMATION TECHNOLOGY			1.63
SOFTWARE
5,000	MICROSOFT CORP.	118,850
		118,850	1.63
MATERIALS			0.35
CHEMICALS
1,000	DUPONT DE NEMOURS & CO.	25,620
		25,620	0.35
TELECOMMUNICATION SERVICES			2.72
DIVERSIFIED TELECOM. SERVICES
1,000	AT&T INC.	24,840
20,000	FRONTIER COMMUNICATIONS CORP.	142,800
1,000	VERIZON COMMUNICATIONS INC.	30,730
		198,370	2.72
UTILITIES			2.01
ELECTRIC UTILITIES
1,000	DUKE ENERGY CORP.	14,590
		14,590	0.20
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	66,840
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	65,260
		132,100	1.81
TOTAL COMMON STOCK (Cost: $2,058,019)		1,570,165	21.51

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS
CONSUMER DISCRETIONARY			12.59
MEDIA
419,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	416,381
		416,381	5.70
MULTILINE RETAIL
281,000	TARGET CORP. 8.60% 01/15/12	315,678
		315,678	4.32
SPECIALTY RETAIL
100,000	HOME DEPOT INC. 5.20% 03/01/11	103,511
80,000	STAPLES INC. 7.375% 10/01/12	83,582
		187,093	2.56
ENERGY			5.35
ENERGY EQUIPMENT & SERVICES
50,000	WEATHERFORD INT'L LTD. 5.95% 06/15/12	52,205
		52,205	0.72
OIL, GAS & CONSUMABLE FUELS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	161,999
170,000	TEXACO CAPITAL 8.625% 06/30/10	176,039
		338,038	4.63
FINANCIALS			23.97
COMMERCIAL BANKS
100,000	AMERICAN EXPRESS CO. 10/20/09 FLOAT	99,989
		99,989	1.37
DIVERSIFIED FINANCIAL SERVICES
300,000	AIG 6.00% 11/15/14	129,714
30,000	AMERICAN EXPRESS CO. 5.00% 12/02/10	30,142
200,000	AMERICAN EXPRESS CO. 7.30% 08/20/13	207,942
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	415,813
150,000	GENERAL ELECTRIC CAP 5.50% 09/30/16 STEP	150,533
100,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	96,822
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	95,484
100,000	HOUSEHOLD FINANCE CO. 09/10/09 FLOAT	99,316
106,000	HSBC 11/10/13 FLOAT	92,166
100,000	NATIONAL RURAL UTIL 5.75% 08/28/09	100,657
50,000	SCHWAB CORP. 6.375% 09/01/17	51,945
		1,470,532	20.14

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
INSURANCE
28,000	HARTFORD LIFE INSURANCE 6.00% 09/15/21	19,196
75,000	HARTFORD LIFE GLOBAL FUND 6.00% 07/15/15	64,847
100,000	PROTECTIVE LIFE 05/10/10 FLOAT	94,880
		178,923	2.45
INDUSTRIALS			1.47
MACHINERY
115,000	JOY GLOBAL INC. 6.00% 11/15/16	107,150
		107,150	1.47
INFORMATION TECHNOLOGY			1.38
COMPUTERS & PERIPHERALS
50,000	DELL INC. 5.65% 04/15/18	50,790
		50,790	0.70
OFFICE ELECTRONICS
50,000	XEROX CORP. 5.50% 05/15/12	49,863
		49,863	0.68
MATERIALS			5.04
CHEMICALS
50,000	DOW CHEMICAL CO. 5.00% 06/15/13	44,848
50,000	DOW CHEMICAL CO. 5.90% 09/15/15	46,597
		91,445	1.25
CONTAINERS/PACKAGING
25,000	PACKAGING CORP. OF AMERICA 5.75% 08/01/13	24,028
		24,028	0.33
METALS & MINING
100,000	ALCOA INC. 7.375% 08/01/10	102,917
75,000	ALCOA INC. 6.50% 06/01/11	76,461
75,000	ALCOA INC. 6.00% 07/15/13	73,275
		252,653	3.46
TELECOMMUNICATION SERVICES			8.04
DIVERSIFIED TELECOM. SERVICES
100,000	AT&T CORP. 7.30% 11/15/11	109,664
308,575	BELLSOUTH TELECOM. 6.30% 12/15/15	317,517
53,000	VERIZON 6.50% 09/15/11	56,414
100,000	VERIZON FLORIDA 6.125% 01/15/13	103,404
		587,000	8.04

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
UTILITIES			6.34
ELECTRIC UTILITIES
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	247,936
		247,936	3.40
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	157,052
		157,052	2.15
MULTI-UTILITIES
55,000	CONSUMERS ENERGY CO. 6.00% 02/15/14	58,026
		58,026	0.79
TOTAL CORPORATE BONDS (Cost: $4,773,679)		4,684,782	64.18
US GOVT SECURITIES
US GOVERNMENT AGENCY			1.47
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	107,061
		107,061	1.47
TOTAL US GOVT SECURITIES (Cost: $100,000)		107,061	1.47
PREFERRED STOCK
FINANCIALS			5.92
COMMERCIAL BANKS
2,000	BANK OF AMERICA 7.25% PFD	36,800
2,000	BANK OF AMERICA 6.375% PFD	32,620
2,000	BARCLAYS BANK PLC 6.625% PFD	35,320
2,000	BARCLAYS BANK PLC 7.10% PFD	36,580
2,500	CITIGROUP INC. 8.125% PFD	46,700
4,000	HSBC HOLDINGS PLC 6.20% PFD A	72,320
		260,340	3.57
DIVERSIFIED FINANCIAL SERVICES
3,000	DEUTSCHE BANK 6.625% PFD	55,500
2,000	MERRILL LYNCH 6.45% PFD	32,500
		88,000	1.21
INSURANCE
3,000	METLIFE INC. 6.50% PFD	61,650
2,500	PHOENIX COMPANIES INC. 7.45% PFD	22,400
		84,050	1.15

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
TELECOMMUNICATION SERVICES			0.70
DIVERSIFIED TELECOM. SERVICES
2,000	AT&T INC. 6.375% PFD	50,980
		50,980	0.70
UTILITIES			0.68
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	49,800
		49,800	0.68
TOTAL PREFERRED STOCK (Cost: $725,060)		533,170	7.30
SHORT TERM INVESTMENTS
MONEY MARKET			4.92
359,359	UMB MONEY MARKET FIDUCIARY	359,359
		359,359	4.92
TOTAL SHORT TERM INVESTMENTS (Cost: $359,359)		359,359	4.92
TOTAL INVESTMENTS (Cost: $8,016,117)		7,254,537	99.38
OTHER ASSETS LESS LIABILITIES		45,421	0.62
TOTAL NET ASSETS		7,299,958	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.11
HOTELS, RESTAURANTS & LEISURE
5,000	MCDONALD'S CORP.	287,450
		287,450	1.11
CONSUMER STAPLES			8.15
BEVERAGES
15,000	COCA-COLA CO.	719,850
		719,850	2.78
FOOD PRODUCTS
7,500	MCCORMICK & COMPANY INC.	243,975
12,000	JM SMUCKER CO.	583,920
		827,895	3.20
HOUSEHOLD PRODUCTS
11,053	PROCTER & GAMBLE CO.	564,808
		564,808	2.18
ENERGY			13.74
ENERGY EQUIPMENT & SERVICES
24,000	CAMERON INT'L CORP.*	679,200
10,000	HALLIBURTON CO.	207,000
5,000	NATIONAL OILWELL VARCO INC.*	163,300
		1,049,500	4.05
OIL, GAS & CONSUMABLE FUELS
6,000	BRITISH PETROLEUM PLC ADR	286,080
8,000	CONOCOPHILLIPS	336,480
15,000	DEVON ENERGY CORP.	817,500
8,750	SPECTRA ENERGY CORP.	148,050
15,000	SUNCOR ENERGY INC.	455,100
30,000	WILLIAMS COMPANIES INC.	468,300
		2,511,510	9.69
FINANCIALS			7.52
COMMERCIAL BANKS
35,000	BANCO LATINOAMERICANO DE EXPORTACIONES E	435,050
		435,050	1.68
CONSUMER FINANCE
10,000	AMERICAN EXPRESS CO.	232,400
		232,400	0.90

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
10,000	MOODYS CORP.	263,500
		263,500	1.02
INSURANCE
6	BERKSHIRE HATHAWAY INC. A*	540,000
12,000	CHUBB CORP.	478,560
		1,018,560	3.93
HEALTH CARE			6.56
HEALTH CARE EQUIPMENT & SUPPLIES
5,000	BAXTER INT'L INC.	264,800
5,000	BECTON DICKINSON & CO.	356,550
5,000	COVIDIEN PLC.	187,200
		808,550	3.12
LIFE SCIENCES TOOLS & SERVICES
12,000	PERKINELMER INC.	208,800
		208,800	0.81
PHARMACEUTICALS
12,000	JOHNSON & JOHNSON	681,600
		681,600	2.63
INDUSTRIALS			12.79
AEROSPACE & DEFENSE
10,000	BOEING CO.	425,000
15,000	CUBIC CORP.	536,850
		961,850	3.71
AIR FREIGHT & LOGISTICS
5,000	UNITED PARCEL SERVICE INC. B	249,950
		249,950	0.96
INDUSTRIAL CONGLOMERATES
40,000	GENERAL ELECTRIC CO.	468,800
		468,800	1.81
MACHINERY
6,000	CATERPILLAR INC.	198,240
10,000	INGERSOLL-RAND COMPANY LTD. A	209,000
		407,240	1.57

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
ROAD & RAIL
5,000	BURLINGTON NORTHERN SANTA FE CORP.	367,700
6,000	CSX CORP.	207,780
7,000	NORFOLK SOUTHERN CORP.	263,690
		839,170	3.24
TRADING COMPANIES & DISTRIBUTORS
15,000	GATX CORP.	385,800
		385,800	1.49
INFORMATION TECHNOLOGY			4.90
COMMUNICATIONS EQUIPMENT
25,000	NOKIA CORP. ADR A	364,500
		364,500	1.41
COMPUTERS & PERIPHERALS
10,000	SANDISK CORP.*	146,900
		146,900	0.57
IT SERVICES
8,000	AUTOMATIC DATA PROCESSING INC.	283,520
		283,520	1.09
SOFTWARE
20,000	MICROSOFT CORP.	475,400
		475,400	1.83
MATERIALS			2.37
METALS & MINING
16,000	RELIANCE STEEL & ALUMINUM CO.	614,240
		614,240	2.37
TELECOMMUNICATION SERVICES			1.65
DIVERSIFIED TELECOM. SERVICES
60,000	FRONTIER COMMUNICATIONS CORP.	428,400
		428,400	1.65
UTILITIES			1.76
ELECTRIC UTILITIES
7,000	ALLETE INC.	201,250
17,500	DUKE ENERGY CORP.	255,325
		456,575	1.76
TOTAL COMMON STOCK (Cost: $15,493,717)		15,691,818	60.56

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS
CONSUMER DISCRETIONARY			2.52
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	90,173
		90,173	0.35
MULTILINE RETAIL
178,000	TARGET CORP. 8.60% 01/15/12	199,967
		199,967	0.77
SPECIALTY RETAIL
100,000	HOME DEPOT INC. 4.625% 08/15/10	101,880
150,000	HOME DEPOT INC. 5.20% 03/01/11	155,267
100,000	STAPLES INC. 7.375% 10/01/12	104,478
		361,624	1.40
ENERGY			7.16
ENERGY EQUIPMENT & SERVICES
120,000	KINDER MORGAN 6.50% 09/01/13	115,986
100,000	WEATHERFORD INT'L LTD. 5.95% 06/15/12	104,410
		220,396	0.85
OIL, GAS & CONSUMABLE FUELS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	556,950
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	274,979
190,000	DEVON ENERGY CORP. 10.125% 11/15/09	193,086
50,000	PREMCOR REFINING 6.75% 05/01/14	49,512
296,000	PREMCOR REFINING 7.50% 06/15/15	307,108
250,000	SPECTRA ENERGY CORP. 7.50% 10/01/09	252,826
		1,634,461	6.31
FINANCIALS			12.40
COMMERCIAL BANKS
161,000	MORGAN STANLEY 07/01/14 FLOAT	128,410
		128,410	0.50
DIVERSIFIED FINANCIAL SERVICES
250,000	AIG 07/11/11 FLOAT	203,104
300,000	AIG 6.00% 10/15/14	131,130
450,000	AIG 6.00% 11/15/14	194,571
300,000	GENERAL ELECTRIC CAP 5.50% 11/15/11	300,742
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	348,566
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	134,642
200,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	198,754
601,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	581,897
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	254,287

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	513,051
100,000	SLM CORP. 09/15/09 FLOAT	98,480
		2,959,222	11.42
INSURANCE
130,000	AIG 7.50% 08/11/10	123,813
		123,813	0.48
INDUSTRIALS			6.39
AEROSPACE & DEFENSE
300,000	LOCKHEED MARTIN 8.20% 12/01/09	307,687
		307,687	1.19
COMMERCIAL SERVICES & SUPPLIES
100,000	ALLIED WASTE NORTH AMERICA INC. 7.875% 04/15/13	102,000
		102,000	0.39
ELECTRICAL EQUIPMENT
250,000	EMERSON ELECTRIC CO. 7.125% 08/15/10	264,859
		264,859	1.02
INDUSTRIAL CONGLOMERATES
1,000,000	GENERAL ELECTRIC CO. 5.25% 12/06/17	982,045
		982,045	3.79
INFORMATION TECHNOLOGY			1.04
COMPUTERS & PERIPHERALS
150,000	DELL INC. 4.70% 04/15/13	154,372
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	114,479
		268,851	1.04
MATERIALS			0.97
METALS & MINING
250,000	ALCOA INC. 6.00% 01/15/12	252,167
		252,167	0.97
TELECOMMUNICATION SERVICES			1.37
DIVERSIFIED TELECOM. SERVICES
250,000	NEXTEL COMMUNICATIONS 7.375% 08/01/15	199,375
150,000	VERIZON FLORIDA 6.125% 01/15/13	155,106
		354,481	1.37

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
UTILITIES			0.15
ELECTRIC UTILITIES
39,787	RELIANT ENERGY MID ATL 9.237% 07/02/17	38,196
		38,196	0.15
TOTAL CORPORATE BONDS (Cost: $8,813,146)		8,288,353	31.99
PREFERRED STOCK
FINANCIALS			3.40
COMMERCIAL BANKS
8,000	BANK OF AMERICA 8.20% PFD	158,000
5,000	BARCLAYS BANK PLC 8.125% PFD	103,250
5,000	BARCLAYS BANK PLC 7.10% PFD	91,450
5,000	CITIGROUP INC. 8.50% PFD F	93,400
5,000	CITIGROUP INC. 8.125% PFD	93,400
5,000	HSBC HOLDING PLC 8.125% PFD	118,950
10,000	WACHOVIA 7.85% PFD	223,500
		881,950	3.40
TELECOMMUNICATION SERVICES			0.98
DIVERSIFIED TELECOM. SERVICES
10,000	AT&T INC. 6.375% PFD	254,900
		254,900	0.98
TOTAL PREFERRED STOCK (Cost: $1,324,938)		1,136,850	4.39
SHORT TERM INVESTMENTS
MONEY MARKET			2.78
719,694	UMB MONEY MARKET FIDUCIARY	719,694
		719,694	2.78
TOTAL SHORT TERM INVESTMENTS (Cost: $719,694)		719,694	2.78
TOTAL INVESTMENTS (Cost: $26,351,495)		25,836,715	99.72
OTHER ASSETS LESS LIABILITIES		71,764	0.28
TOTAL NET ASSETS		25,908,479	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER STAPLES			4.92
PERSONAL PRODUCTS
2,000	CHATTEM INC.*	136,200
		136,200	4.92
ENERGY			29.68
ENERGY EQUIPMENT & SERVICES
4,000	FMC TECHNOLOGIES INC.*	150,320
4,000	HORNBECK OFFSHORE SERVICES INC.*	85,560
2,000	NATIONAL OILWELL VARCO INC.*	65,320
		301,200	10.88
OIL, GAS & CONSUMABLE FUELS
2,000	APACHE CORP.	144,300
2,000	CHESAPEAKE ENERGY CORP.	39,660
1,500	CONOCOPHILLIPS	63,090
4,000	MARATHON OIL CORP.	120,520
1,000	OCCIDENTAL PETROLEUM CORP.	65,810
1,000	ULTRA PETROLEUM CORP.*	39,000
1,250	XTO ENERGY INC.	47,675
		520,055	18.79
FINANCIALS			0.94
COMMERCIAL BANKS
4,000	EAST WEST BANCORP INC.	25,960
		25,960	0.94
HEALTH CARE			34.35
HEALTH CARE EQUIPMENT & SUPPLIES
1,500	BECTON DICKINSON & CO.	106,965
1,500	MCKESSON CORP.	66,000
2,000	QUEST DIAGNOSTICS INC.	112,860
3,000	ST. JUDE MEDICAL INC.*	123,300
3,000	UNITEDHEALTH GROUP INC.	74,940
2,750	WELLPOINT INC.*	139,948
3,000	ZIMMER HOLDINGS INC.*	127,800
		751,813	27.17
PHARMACEUTICALS
3,500	JOHNSON & JOHNSON	198,800
		198,800	7.18

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			15.52
AEROSPACE & DEFENSE
1,000	BOEING CO.	42,500
1,000	HONEYWELL INT'L INC.	31,400
		73,900	2.67
CONSTRUCTION & ENGINEERING
3,000	CHICAGO BRIDGE & IRON CO. NV*	37,200
		37,200	1.34
INDUSTRIAL CONGLOMERATES
8,000	GENERAL ELECTRIC CO.	93,760
		93,760	3.39
MACHINERY
1,000	ITT CORP.	44,500
		44,500	1.61
MARINE
4,000	KIRBY CORP.*	127,160
		127,160	4.60
ROAD & RAIL
2,000	GENESEE & WYOMING INC.*	53,020
		53,020	1.92
INFORMATION TECHNOLOGY			11.86
COMMUNICATIONS EQUIPMENT
2,500	CISCO SYSTEMS INC.*	46,600
1,000	QUALCOMM INC.	45,200
		91,800	3.32
ELECTRONIC EQUIPMENT & INSTRUMENTS
3,000	ITRON INC.*	165,210
		165,210	5.97
SOFTWARE
3,000	MICROSOFT CORP.	71,310
		71,310	2.58
MATERIALS			4.87
METALS & MINING
1,000	BHP BILLITON LTD.	54,730
5,000	COMMERCIAL METALS CO.	80,150
		134,880	4.87

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			1.29
DIVERSIFIED TELECOM. SERVICES
5,000	FRONTIER COMMUNICATIONS CORP.	35,700
		35,700	1.29
TOTAL COMMON STOCK (Cost: $3,338,353)		2,862,467	103.44
TOTAL INVESTMENTS (Cost: $3,338,353)		2,862,467	103.44
OTHER ASSETS LESS LIABILITIES		(95,260)	(3.44)
TOTAL NET ASSETS		2,767,207	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			12.53
SPECIALTY RETAIL
15,000	GROUP 1 AUTOMOTIVE INC.*	390,300
11,000	HOME DEPOT INC.	259,930
		650,230	9.94
TEXTILES, APPAREL & LUXURY GOODS
20,000	K-SWISS INC.*	170,000
		170,000	2.60
CONSUMER STAPLES			11.88
BEVERAGES
15,000	DR PEPPER SNAPPLE GROUP INC.*	317,850
		317,850	4.86
FOOD PRODUCTS
7,000	ARCHER DANIELS MIDLAND CO.	187,390
		187,390	2.86
PERSONAL PRODUCTS
4,000	CHATTEM INC.*	272,400
		272,400	4.16
ENERGY			34.82
ENERGY EQUIPMENT & SERVICES
34,000	ION GEOPHYSICAL CORP.*	87,380
7,000	LUFKIN INDUSTRIES INC.	294,350
27,000	MITCHAM INDUSTRIES INC.*	140,130
8,000	TIDEWATER INC.	342,960
		864,820	13.21
OIL, GAS & CONSUMABLE FUELS
4,000	APACHE CORP.	288,600
15,000	ARCH COAL INC.	230,550
12,000	CHESAPEAKE ENERGY CORP.	237,960
6,000	CHEVRON CORP.	397,500
8,600	MARATHON OIL CORP.	259,118
		1,413,728	21.60
FINANCIALS			5.89
CAPITAL MARKETS
1,000	GOLDMAN SACHS GROUP INC.	147,440
		147,440	2.25

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
COMMERCIAL BANKS
25,000	CATHAY GENERAL BANCORP	237,750
		237,750	3.63
INDUSTRIALS			33.54
AEROSPACE & DEFENSE
9,000	HONEYWELL INT'L INC.	282,600
		282,600	4.32
AIR FREIGHT & LOGISTICS
4,000	CH ROBINSON WORLDWIDE INC.	208,600
		208,600	3.19
COMMERCIAL SERVICES & SUPPLIES
8,000	COPART INC.*	277,360
		277,360	4.24
CONSTRUCTION & ENGINEERING
15,000	KBR INC.	276,600
		276,600	4.23
MACHINERY
14,500	GRACO INC.	319,290
		319,290	4.88
MARINE
14,000	DRYSHIPS INC.*	80,920
		80,920	1.24
ROAD & RAIL
13,000	GENESEE & WYOMING INC.*	344,630
14,000	KANSAS CITY SOUTHERN*	225,540
5,000	LANDSTAR SYSTEM INC.	179,550
		749,720	11.46
INFORMATION TECHNOLOGY			2.51
IT SERVICES
10,000	WESTERN UNION CO.	164,000
		164,000	2.51
MATERIALS			9.95
CHEMICALS
21,000	H.B. FULLER CO.	394,380
		394,380	6.03

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
METALS & MINING
16,000	COMMERCIAL METALS CO.	256,480
		256,480	3.92
TOTAL COMMON STOCK (Cost: $9,413,500)		7,271,558	111.11
TOTAL INVESTMENTS (Cost: $9,413,500)		7,271,558	111.11
OTHER ASSETS LESS LIABILITIES		(727,136)	(11.11)
TOTAL NET ASSETS		6,544,422	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			15.30
AUTO COMPONENTS
740,000	AMERIGON INC.*	4,514,000
		4,514,000	3.64
SPECIALTY RETAIL
350,000	CONNS INC.*	4,375,000
863,000	SONIC AUTOMOTIVE INC.*	8,768,080
		13,143,080	10.61
TEXTILES, APPAREL & LUXURY GOODS
45,000	PHILLIPS VAN HEUSEN CORP.	1,291,050
		1,291,050	1.04
CONSUMER STAPLES			4.77
FOOD PRODUCTS
520,000	DARLING INTERNATIONAL INC.*	3,432,000
610,000	OMEGA PROTEIN CORP.*	2,476,600
		5,908,600	4.77
ENERGY			15.51
ENERGY EQUIPMENT & SERVICES
2,600,000	BOOTS & COOTS INC.*	3,614,000
185,000	HORNBECK OFFSHORE SERVICES INC.*	3,957,150
265,000	MATRIX SERVICE CO.*	3,042,200
540,000	MITCHAM INDUSTRIES INC.*	2,802,600
800,000	PARKER DRILLING CO.*	3,472,000
		16,887,950	13.63
OIL, GAS & CONSUMABLE FUELS
455,000	INFINITY ENERGY RESOURCES INC.*	309,400
770,000	QUEST RESOURCE CORP.*	254,100
263,600	TOREADOR RESOURCES CORP.*	1,766,120
		2,329,620	1.88
FINANCIALS			12.64
COMMERCIAL BANKS
490,000	EAST WEST BANCORP INC.	3,180,100
270,000	NARA BANCORP INC.	1,398,600
		4,578,700	3.70
CONSUMER FINANCE
450,000	EZCORP INC. A*	4,851,000
355,700	FIRST CASH FINANCIAL SERVICES INC.*	6,231,864
		11,082,864	8.95

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			9.84
HEALTH CARE PROVIDERS & SERVICES
530,000	AMERICA SERVICE GROUP INC.*	8,517,100
230,100	ROCHESTER MEDICAL CORP.*	3,083,340
360,000	UNITED AMERICAN HEALTHCARE CORP.*	594,000
		12,194,440	9.84
INDUSTRIALS			36.97
BUILDING PRODUCTS
280,000	APOGEE ENTERPRISES INC.	3,444,000
		3,444,000	2.78
COMMERCIAL SERVICES & SUPPLIES
250,000	AMERICAN ECOLOGY CORP.	4,480,000
330,000	MOBILE MINI INC.*	4,841,100
294,000	TEAM INC.*	4,606,980
		13,928,080	11.24
CONSTRUCTION & ENGINEERING
470,000	FURMANITE CORP.*	2,096,200
375,000	ORION MARINE GROUP INC.*	7,125,000
		9,221,200	7.44
MARINE
160,000	KIRBY CORP.*	5,086,400
		5,086,400	4.11
ROAD & RAIL
270,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	858,600
390,000	SAIA INC.*	7,023,900
630,000	VITRAN CORPORATION INC.*	6,237,000
		14,119,500	11.40
INFORMATION TECHNOLOGY			1.32
SOFTWARE
105,000	TYLER TECHNOLOGIES INC.*	1,640,100
		1,640,100	1.32
MATERIALS			3.62
METALS & MINING
280,000	COMMERCIAL METALS CO.	4,488,400
		4,488,400	3.62

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			4.11
DIVERSIFIED TELECOM. SERVICES
470,000	PREMIERE GLOBAL SERVICES INC.*	5,094,800
		5,094,800	4.11
TOTAL COMMON STOCK (Cost: $156,388,112)		128,952,784	104.10
TOTAL INVESTMENTS (Cost: $156,388,112)		128,952,784	104.10
OTHER ASSETS LESS LIABILITIES		(5,082,664)	(4.10)
TOTAL NET ASSETS		123,870,120	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2009

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$5,945,117	$7,656,758	$25,631,801
At fair value	$5,770,785	$6,895,178	$25,117,021
Cash or cash equivalent, at fair value	-	359,359	719,694
Accrued income receivable	64,461	90,719	156,727
Receivable for capital shares sold	-	-	699
Receivable for investments sold	-	-	-
Other assets	-	3,341	-
Total assets	5,835,246	7,348,597	25,994,141
Liabilities
Bank borrowings (Note 7)	310,486	-	-
Payable for investments purchased	114,943	25,478	-
Payable for fund shares redeemed	-	914	2,062
Accounts payable	19,936	18,647	80,000
Accounts payable to related parties (Note 3)	-	3,600	3,600
Total liabilities	445,365	48,639	85,662
Net Assets	$5,389,881	$7,299,958	$25,908,479
Summary of Shareholders' Equity
Paid in capital	6,661,786	8,684,919	27,482,345
Accumulated undistributed net investment income	822	3,604	169,044
Accumulated undistributed net realized losses on security transactions	(1,098,395)	(626,985)	(1,228,130)
Net unrealized depreciation of investments	(174,332)	(761,580)	(514,780)
Net assets at June 30, 2009	$5,389,881	$7,299,958	$25,908,479
Class A:
Net assets	$2,785,648	$2,692,524	$3,862,759
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	313,248	307,591	299,023
Net asset value and redemption price per share	$8.89	$8.75	$12.92
Maximum offering price per share	$9.33	$9.19	$13.71
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$2,604,233	$4,607,434	$22,045,720
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	295,233	552,465	1,777,446
Net asset value and redemption price per share	$8.82	$8.34	$12.40
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$3,338,353	$9,413,500	$156,388,112
At fair value	$2,862,467	$7,271,558	$128,952,784
Cash or cash equivalent, at fair value	-	-	-
Accrued income receivable	2,444	4,628	33,600
Receivable for capital shares sold	-	-	594,022
Receivable for investments sold	61,678	330,778	-
Other assets	5,131	-	-
Total assets	2,931,720	7,606,964	129,580,406
Liabilities
Bank borrowings (Note 7)	107,597	347,432	4,886,137
Payable for investments purchased	-	-	306,582
Payable for fund shares redeemed	56,038	702,626	320,781
Accounts payable	878	8,884	183,786
Accounts payable to related parties (Note 3)	-	3,600	13,000
Total liabilities	164,513	1,062,542	5,710,286
Net Assets	$2,767,207	$6,544,422	$123,870,120
Summary of Shareholders' Equity
Paid in capital	3,877,458	10,642,198	161,756,755
Accumulated undistributed net investment income	190	-	-
Accumulated undistributed net realized losses on security transactions	(634,555)	(1,955,834)	(10,451,307)
Net unrealized depreciation of investments	(475,886)	(2,141,942)	(27,435,328)
Net assets at June 30, 2009	$2,767,207	$6,544,422	$123,870,120
Class A:
Net assets	$1,915,986	$3,300,964	$108,554,531
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	280,284	471,660	4,609,575
Net asset value and redemption price per share	$6.84	$7.00	$23.55
Maximum offering price per share	$7.26	$7.43	$24.99
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$851,221	$3,243,458	$15,311,487
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	136,334	493,364	746,741
Net asset value and redemption price per share	$6.24	$6.57	$20.50
Class I:
Net assets	N/A	N/A	$4,102
Shares authorized			50,000,000
Shares outstanding			154
Net asset value and redemption price per share	N/A	N/A	$26.65

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the six months ended June 30, 2009

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$22,462	$64,119	$313,533
Interest	80,810	147,079	247,156
Total income	103,272	211,198	560,689
Expenses
Investment management fees	18,068	26,485	91,756
Transfer agent fees	28,271	28,956	47,982
Fund accounting fees	13,898	17,656	63,349
Legal fees	3,336	4,238	14,681
Audit fees	3,058	3,884	13,457
Registration fees	7,783	8,122	13,458
Printing	3,058	3,885	13,458
Custody fees	4,118	3,394	6,065
Interest on borrowings	329	137	52
Director fees/meetings	1,390	1,766	6,117
Distribution and service (12b-1) fees (Note 3)	16,857	25,418	108,895
Other expenses	4,447	5,650	19,575
Total expenses, before fees waived	104,613	129,591	398,845
Less fees waived (Note 3)	39,668	26,485	-
Net expenses	64,945	103,106	398,845
Net Investment Income (Loss)	38,327	108,092	161,844
Net Realized and Unrealized Loss on Investments
Net realized gain (losses) on investments	1,290	(118,990)	(286,268)
Change in net unrealized appreciation (depreciation) of investments	(19,474)	325,763	959,288
	(18,184)	206,773	673,020
Net Increase in Net Assets Resulting from Operations	$20,144	$314,865	$834,864

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$22,847	$63,160	$262,279
Interest	64	4	-
Total income	22,911	63,164	262,279
Expenses
Investment management fees	10,954	34,468	371,913
Transfer agent fees	29,396	28,036	183,477
Fund accounting fees	11,045	19,141	253,133
Legal fees	1,753	4,136	59,506
Audit fees	1,607	3,791	54,547
Registration fees	11,644	11,719	29,753
Printing	1,607	3,792	54,547
Custody fees	3,213	2,911	11,385
Interest on borrowings	0	2,949	28,286
Director fees/meetings	730	1,723	27,196
Distribution and service (12b-1) fees (Note 3)	7,144	21,003	174,674
Other expenses	2,337	4,870	71,749
Total expenses, before fees waived	81,430	138,539	1,320,166
Less fees waived (Note 3)	32,554	-	-
Net expenses	48,876	138,539	1,320,166
Net Investment Income (Loss)	(25,965)	(75,375)	(1,057,887)
Net Realized and Unrealized Loss on Investments
Net realized gain (losses) on investments	(39,788)	(844,468)	(9,376,767)
Change in net unrealized appreciation (depreciation) of investments	181,963	1,353,316	30,866,747
	142,175	508,848	21,489,980
Net Increase in Net Assets Resulting from Operations	$116,210	$433,473	$20,432,093

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Government Securities Fund		Income and Equity Fund
	Six months ended June 30, 2009	Year ended December 31, 2008	Six months ended June 30, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$38,327	$162,524	$108,092	$240,238
Net realized gain (loss) on investments	1,290	(9,585)	(118,990)	(313,298)
Change in net unrealized appreciation (depreciation) of investments	(19,474)	(287,855)	325,763	(1,583,785)
Increase (decrease) in net assets resulting from operations	20,143	(134,916)	314,865	(1,656,845)
From Distributions to Shareholders
Class A:
Net investment income	(25,604)	(99,427)	(44,127)	(99,717)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class C:
Net investment income	(15,033)	(65,190)	(63,806)	(137,200)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(40,637)	(164,617)	(107,933)	(236,917)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	730,626	1,595,008	292,971	990,420
Proceeds from shares purchased by reinvestment of dividends	34,782	134,993	100,876	219,783
Cost of shares repurchased	(865,704)	(1,331,466)	(735,335)	(1,534,918)
Increase (decrease) in net assets resulting from capital share transactions	(100,296)	398,535	(341,488)	(324,715)
Increase (decrease) in net assets	(120,790)	99,002	(134,556)	(2,218,477)
Net Assets
Beginning of period	5,510,671	5,411,669	7,434,514	9,652,991
End of period	$5,389,881	$5,510,671	$7,299,958	$7,434,514
Including undistributed net investment income	$822	$3,132	$3,604	$3,445

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Balanced Fund
	Six months ended June 30, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$161,844	$377,442
Net realized gain (loss) on investments	(286,268)	(927,201)
Change in net unrealized appreciation (depreciation) of investments	959,288	(11,647,593)
Increase (decrease) in net assets resulting from operations	834,864	(12,197,352)
From Distributions to Shareholders
Class A:
Net investment income	-	(84,449)
Net capital gains	-	(60,574)
Return of capital	-	-
Class C:
Net investment income	-	(287,256)
Net capital gains	-	(371,189)
Return of capital	-	-
Class I:	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	(803,468)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	945,780	2,696,993
Proceeds from shares purchased by reinvestment of dividends	-	773,434
Cost of shares repurchased	(2,053,640)	(5,166,207)
Increase (decrease) in net assets resulting from capital share transactions	(1,107,860)	(1,695,780)
Increase (decrease) in net assets	(272,996)	(14,696,600)
Net Assets
Beginning of period	26,181,475	40,878,075
End of period	$25,908,479	$26,181,475
Including undistributed net investment income	$169,044	$7,200

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Growth Fund		Multi-Cap Value Fund
	Six months ended June 30, 2009	Year ended December 31, 2008	Six months ended June 30, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(25,965)	$(72,764)	$(75,375)	$(215,096)
Net realized gain (loss) on investments	(39,788)	(161,949)	(844,468)	(1,109,157)
Change in net unrealized appreciation (depreciation) of investments	181,963	(1,868,088)	1,353,316	(5,076,937)
Increase (decrease) in net assets resulting from operations	116,210	(2,102,801)	433,473	(6,401,190)
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(12,355)
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(15,265)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	-	(27,620)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	202,557	1,138,930	936,269	1,688,581
Proceeds from shares purchased by reinvestment of dividends	-	-	-	25,075
Cost of shares repurchased	(607,781)	(965,224)	(1,877,806)	(3,041,075)
Increase (decrease) in net assets resulting from capital share transactions	(405,224)	173,706	(941,537)	(1,327,419)
Increase (decrease) in net assets	(289,014)	(1,929,095)	(508,064)	(7,756,229)
Net Assets
Beginning of period	3,056,221	4,985,316	7,052,486	14,808,715
End of period	$2,767,207	$3,056,221	$6,544,422	$7,052,486
Including undistributed net investment income	$190	$190	$-	$-

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Small Cap Fund
	Six months ended June 30, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(1,057,887)	$(2,561,476)
Net realized gain (loss) on investments	(9,376,767)	(303,734)
Change in net unrealized appreciation (depreciation) of investments	30,866,747	(74,888,308)
Increase (decrease) in net assets resulting from operations	20,432,093	(77,753,518)
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(1,558,363)
Return of capital	-	(20,200)
Class C:
Net investment income	-	-
Net capital gains	-	(327,293)
Return of capital	-	(4,242)
Class I:
Net investment income	-	-
Net capital gains	-	(17,914)
Return of capital	-	(232)
Decrease in net assets resulting from distributions	-	(1,928,244)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	20,607,875	89,039,262
Proceeds from shares purchased by reinvestment of dividends	-	1,815,640
Cost of shares repurchased	(20,340,900)	(54,430,999)
Increase (decrease) in net assets resulting from capital share transactions	266,975	36,423,903
Increase (decrease) in net assets	20,699,068	(43,257,859)
Net Assets
Beginning of period	103,171,052	146,428,911
End of period	$123,870,120	$103,171,052
Including undistributed net investment income	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. Premium or discount on debt securities are amortized. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure.

The Company implemented Financial Accounting Standards Board (FASB) Statement No. 157 "Fair Value Measurement" (FAS 157) for the fiscal year beginning January 1, 2008 and interim periods. The adoption of FAS 157 did not impact the amounts reported in the financial statements. FAS 157 requires the fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted prices in active markets for identical securities. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

in those securities. The following is a summary of the inputs used to value the Fund's investment securities and cash and cash equivalents as of June 30, 2009:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Level 1 - Quoted Prices
Common Stock
Energy	$-	$365,765	$3,561,010	$821,255	$2,278,548	$19,217,570
Material	-	25,620	614,240	134,880	650,860	4,488,400
Industrials	58,600	180,000	3,312,810	429,540	2,195,090	45,799,180
Consumer Discretionary	-	57,190	287,450	-	820,230	18,948,130
Consumer Staples	-	144,140	2,112,553	136,200	777,640	5,908,600
Health Care	-	227,200	1,698,950	950,612	-	12,194,440
Financials	-	106,340	1,949,510	25,960	385,190	15,661,564
Information Technology	-	118,850	1,270,320	328,320	164,000	1,640,100
Telecommunication Services	71,400	198,370	428,400	35,700	-	5,094,800
Utilities	131,840	146,690	456,575	-	-	-
Preferred Stock
Financials	192,400	432,390	881,950	-	-	-
Telecommunication Services	101,960	50,980	-	-	-	-
Utilities	-	49,800	254,900	-	-	-
Level 1 Total	556,200	2,103,335	16,828,668	2,862,467	7,271,558	128,952,784
Level 2 - Other significant observable inputs
Corporate Bonds
Energy	-	390,243	1,854,857	-	-	-
Material	-	368,126	252,167	-	-	-
Industrials	-	107,150	1,656,591	-	-	-
Consumer Discretionary	-	919,152	651,764	-	-	-
Financials	-	1,749,444	3,211,445	-	-	-
Information Technology	-	100,653	268,852	-	-	-
Telecommunication Services	-	587,000	354,481	-	-	-
Utilities	-	463,014	38,196	-	-	-
US Government Securities
US Government Agency	5,214,585	107,061	-	-	-	-
Short Term Investments
Money Market	-	359,359	719,694	-	-	-
Level 2 Total	5,214,585	5,151,202	9,008,047	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$5,770,785	$7,254,537	$25,836,715	$2,862,467	$7,271,558	$128,952,784

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 Securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings at both the beginning and the end of the reporting period.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Company implemented FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a expense in the current year. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the six months ended June 30, 2009 for purpose of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2006, 2007 and 2008 are still subject to examination by major federal jurisdictions. Tax years 2004, 2005, 2006 and 2007 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The components of distributable earning/(accumulated deficits) on a tax basis are reported as of the Funds' most recent fiscal year-end. As of December 31, 2008, components of distributable earnings/(accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Undistributed ordinary income	$3,132	$3,445	$-	$-	$-	$-
Undistributed long-term gains	-	-	-	-	-	-
Capital loss carryforward*	(1,099,685)	(396,450)	(431,086)	(432,026)	(1,061,647)	-
Post October Loss	-	(111,545)	(496,115)	(162,741)	(49,719)	(1,074,540)
Net unrealized depreciation on investments	(154,858)	(1,087,343)	(1,481,529)	(657,659)	(3,495,258)	(58,302,075)
Accumulated deficits	(1,251,411)	(1,591,893)	(2,408,730)	(1,252,426)	(4,606,624)	(59,376,615)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

* As of December 31, 2008, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Government Securities Fund	$-	$-	$855,711	$95,072	$49,495	$88,644	$1,178	$9,585	$1,099,685
Income and Equity Fund	-	-	-	-	-	-	-	396,450	396,450
Balanced Fund	-	-	-	-	-	-	-	431,086	431,086
Growth Fund	340,292	91,734	-	-	-	-	-	-	432,026
Multi-Cap Value Fund	-	-	-	-	-	-	-	1,061,647	1,061,647

F. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the six months ended June 30, 2009.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$18,068	$21,600
Income and Equity Fund	26,485	-
Growth Fund	10,954	21,600

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the six months ended June 30, 2009, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$78	$2
Income and Equity Fund	5	6
Balanced Fund	217	372
Growth Fund	916	81
Multi-Cap Value Fund	1,851	368
Small Cap Fund	7,501	316

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the six months ended June 30, 2009, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$3,646	$13,211
Income and Equity Fund	3,298	22,120
Balanced Fund	4,482	104,413
Growth Fund	2,487	4,657
Multi-Cap Value Fund	4,489	16,514
Small Cap Fund	107,064	67,610

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

Note 4. Purchases and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the six months ended and as of June 30, 2009. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

	Six months ended June 30, 2009		As of June 30, 2009
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Government Securities Fund	$8,886,025	$8,026,304	$5,945,117	$53,611	$227,943	$174,332
Income and Equity Fund	787,292	1,146,639	7,656,758	286,868	986,483	761,580
Balanced Fund	782,106	2,351,490	25,639,262	3,306,924	3,829,165	522,241
Growth Fund	34,752	159,793	3,338,163	286,868	762,564	475,696
Multi-Cap Value Fund	911,975	1,921,062	9,413,500	902,020	3,043,962	2,141,942
Small Cap Fund	11,055,061	11,436,274	156,388,112	15,785,534	43,220,862	27,435,328

Note 5. Distributions to Shareholders

The tax character of distributions paid was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Six months ended June 30, 2009
Distributions paid from:
Ordinary Income	$40,637	$107,933	$-	$-	$-	$-
Long-Term Capital Gain	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$40,637	$107,933	$-	$-	$-	$-
Year ended December 31, 2008
Distributions paid from:
Ordinary Income	$164,617	$236,917	$371,701	$-	$-	$-
Long-Term Capital Gain	-	-	431,767	-	27,620	1,903,570
Return of Capital	-	-	-	-	-	24,674
Total Distributions	$164,617	$236,917	$803,468	$-	$27,620	$1,928,244

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through June 30, 2009 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$11	$-
Income and Equity Fund	-	-
Balanced Fund	254	803
Growth Fund	435	-
Multi-Cap Value Fund	2,249	64
Small Cap Fund	42,264	2,183

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares sold	12,248	$107,569	41,348	$387,423
Reinvestment of distributions	2,376	20,982	8,448	77,592
	14,624	128,551	49,796	465,015
Shares repurchased	(43,149)	(381,591)	(113,106)	(1,054,835)
Net decrease	(28,525)	$(253,040)	(63,310)	$(589,820)
Class C
Shares sold	71,750	$623,057	131,789	$1,207,585
Reinvestment of distributions	1,578	13,800	6,311	57,401
	73,328	636,857	138,100	1,264,986
Shares repurchased	(55,147)	(484,113)	(29,782)	(276,631)
Net increase	18,181	$152,744	108,318	$988,355
	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares sold	11,892	$100,021	36,807	$367,820
Reinvestment of distributions	4,780	39,850	9,366	88,730
	16,672	139,871	46,173	456,550
Shares repurchased	(32,004)	(271,897)	(68,508)	(684,121)
Net decrease	(15,332)	$(132,026)	(22,335)	$(227,571)
Class C
Shares sold	23,941	$192,950	65,511	$622,600
Reinvestment of distributions	7,673	61,026	14,485	131,053
	31,614	253,976	79,996	753,653
Shares repurchased	(60,034)	(463,438)	(89,895)	(850,797)
Net decrease	(28,420)	$(209,462)	(9,899)	$(97,144)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares sold	29,553	$365,535	34,352	$576,332
Reinvestment of distributions	-	-	10,240	123,396
	29,553	365,535	44,592	699,728
Shares repurchased	(34,624)	(425,684)	(59,042)	(973,634)
Net decrease	(5,071)	$(60,149)	(14,450)	$(273,906)
Class C
Shares sold	49,560	$580,245	133,496	$2,120,661
Reinvestment of distributions	-	-	55,941	650,038
	49,560	580,245	189,437	2,770,699
Shares repurchased	(145,383)	(1,627,956)	(271,078)	(4,192,573)
Net decrease	(95,823)	$(1,047,711)	(81,641)	$(1,421,874)
	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares sold	32,167	$202,557	104,226	$950,912
Reinvestment of distributions	-	-	-	-
	32,167	202,557	104,226	950,912
Shares repurchased	(56,662)	(361,378)	(66,306)	(513,431)
Net increase (decrease)	(24,495)	$(158,821)	37,920	$437,481
Class C
Shares sold	-	$-	26,337	$188,018
Reinvestment of distributions	-	-	-	-
	-	-	26,337	188,018
Shares repurchased	(43,166)	(246,403)	(55,898)	(451,793)
Net decrease	(43,166)	$(246,403)	(29,561)	$(263,775)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares sold	168,708	$908,450	102,907	$1,089,521
Reinvestment of distributions	-	-	1,562	9,884
	168,708	908,450	104,469	1,099,405
Shares repurchased	(184,965)	(1,261,940)	(121,745)	(1,325,969)
Net decrease	(16,257)	$(353,490)	(17,276)	$(226,564)
Class C
Shares sold	4,817	$27,819	53,399	$599,061
Reinvestment of distributions	-	-	2,545	15,191
	4,817	27,819	55,944	614,252
Shares repurchased	(102,534)	(615,866)	(178,566)	(1,715,107)
Net decrease	(97,717)	$(588,047)	(122,622)	$(1,100,855)
	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares sold	1,016,731	$20,169,536	2,875,586	$83,272,527
Reinvestment of distributions	-	-	84,464	1,495,008
	1,016,731	20,169,536	2,960,050	84,767,535
Shares repurchased	(978,749)	(17,360,908)	(1,642,912)	(44,814,386)
Net increase	37,982	$2,808,628	1,317,138	$39,953,149
Class C
Shares sold	24,466	$438,339	215,321	$5,766,735
Reinvestment of distributions	-	-	19,540	302,486
	24,466	438,339	234,861	6,069,221
Shares repurchased	(192,932)	(2,979,992)	(348,462)	(8,637,137)
Net decrease	(168,466)	$(2,541,653)	(113,601)	$(2,567,916)
Class I
Shares sold	-	$-	-	$-
Reinvestment of distributions	-	-	948	18,146
	-	-	948	18,146
Shares repurchased	-	-	(51,524)	(979,476)
Net decrease	-	$-	(50,576)	$(961,330)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2009

Note 7. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a., on an unsecured basis, at 1.5% over the Federal Funds rate. As of June 30, 2009, the Small Cap Fund and Multi-Cap Value Fund were paying interest at 1.53% per annum on their outstanding borrowings. No compensating balances are required.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.94		$9.42	$9.24	$9.27	$9.51	$9.68
Income from investing operations
Net investment income	0.09		0.32	0.29	0.23	0.28	0.23
Net realized and unrealized gains (losses) on securities	(0.06)		(0.53)	0.22	0.05	(0.18)	(0.20)
Total from investment operations	0.03		(0.21)	0.51	0.28	0.10	0.03
Less distributions
From net investment income	(0.08)		(0.27)	(0.33)	(0.31)	(0.34)	(0.20)
From net capital gains	-		-	-	-	-	-
Total distributions	(0.08)		(0.27)	(0.33)	(0.31)	(0.34)	(0.20)
Net asset value, end of period	$8.89		$8.94	$9.42	$9.24	$9.27	$9.51
Total Investment Return (a)	0.33	%(b)	(2.28)%	5.54%	3.14%	1.08%	0.26%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,786		$3,054	$3,817	$2,467	$2,219	$2,488
Ratio of net investment income to average net assets
With expense reductions	1.74	%(c)	3.33%	3.57%	2.70%	2.68%	1.89%
Without expense reductions	0.31	%(c)	1.87%	2.21%	2.04%	2.03%	1.23%
Ratio of expenses to average net assets
With expense reductions	1.98	%(c)	1.65%	1.62%	2.51%	2.26%	1.81%
Without expense reductions	3.41	%(c)	3.11%	2.98%	3.17%	2.91%	2.46%
Fund portfolio turnover rate	291	%(c)	173%	59%	16%	88%	403%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.87		$9.45	$9.23	$9.13	$9.27	$9.43
Income from investing operations
Net investment income	0.05		0.28	0.25	0.08	0.14	0.09
Net realized and unrealized gains (losses) on securities	(0.05)		(0.56)	0.18	0.14	(0.11)	(0.14)
Total from investment operations	-		(0.28)	0.43	0.22	0.03	(0.05)
Less distributions
From net investment income	(0.05)		(0.30)	(0.21)	(0.12)	(0.17)	(0.11)
From net capital gains	-		-	-	-	-	-
Total distributions	(0.05)		(0.30)	(0.21)	(0.12)	(0.17)	(0.11)
Net asset value, end of period	$8.82		$8.87	$9.45	$9.23	$9.13	$9.27
Total Investment Return	(0.03	)%(b)	(3.02)%	4.73%	2.47%	0.28%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,604		$2,456	$1,595	$1,731	$3,780	$7,424
Ratio of net investment income to average net assets
With expense reductions	0.98	%(c)	2.56%	2.77%	1.97%	2.03%	1.10%
Without expense reductions	(0.45	)%(c)	1.10%	1.41%	1.32%	1.38%	0.45%
Ratio of expenses to average net assets
With expense reductions	2.73	%(c)	2.43%	2.40%	3.21%	2.90%	2.57%
Without expense reductions	4.16	%(c)	3.89%	3.76%	3.86%	3.55%	3.22%
Fund portfolio turnover rate	291	%(c)	173%	59%	16%	88%	403%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.48		$10.61	$10.74	$10.19	$10.46	$10.33
Income from investing operations
Net investment income	0.16		0.33	0.31	0.20	0.20	0.07
Net realized and unrealized gains (losses) on securities	0.25		(2.16)	(0.05)	0.53	(0.20)	0.29
Total from investment operations	0.41		(1.83)	0.26	0.73	-	0.36
Less distributions
From net investment income	(0.14)		(0.30)	(0.28)	(0.18)	(0.26)	(0.21)
From net capital gains	-		-	(0.11)	-	(0.01)	(0.02)
From return of capital	-		-	-	-	-	-
Total distributions	(0.14)		(0.30)	(0.39)	(0.18)	(0.27)	(0.23)
Net asset value, end of period	$8.75		$8.48	$10.61	$10.74	$10.19	$10.46
Total Investment Return (a)	4.94	%(b)	(17.49)%	2.39%	7.25%	0.01%	3.51%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,693		$2,737	$3,663	$3,973	$4,436	$3,611
Ratio of net investment income to average net assets
With expense reductions	3.53	%(c)	3.22%	2.78%	1.74%	2.33%	2.18%
Without expense reductions	2.78	%(c)	2.47%	2.16%	0.99%	1.65%	1.49%
Ratio of expenses to average net assets
With expense reductions	2.45	%(c)	2.05%	1.95%	2.06%	1.93%	1.94%
Without expense reductions	3.20	%(c)	2.80%	2.57%	2.80%	2.60%	2.63%
Fund portfolio turnover rate	23	%(c)	39%	46%	23%	40%	40%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.09		$10.14	$10.31	$9.80	$10.02	$9.90
Income from investing operations
Net investment income	0.11		0.23	0.22	0.08	0.15	0.16
Net realized and unrealized gains (losses) on securities	0.26		(2.04)	(0.05)	0.54	(0.22)	0.11
Total from investment operations	0.37		(1.81)	0.17	0.62	(0.07)	0.27
Less distributions
From net investment income	(0.12)		(0.24)	(0.23)	(0.11)	(0.14)	(0.13)
From net capital gains	-		-	(0.11)	-	(0.01)	(0.02)
From return of capital	-		-	-	-	-	-
Total distributions	(0.12)		(0.24)	(0.34)	(0.11)	(0.15)	(0.15)
Net asset value, end of period	$8.34		$8.09	$10.14	$10.31	$9.80	$10.02
Total Investment Return	4.58	%(b)	(18.10)%	1.63%	6.40%	(0.67)%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,607		$4,697	$5,990	$5,743	$7,265	$7,738
Ratio of net investment income to average net assets
With expense reductions	2.78	%(c)	2.48%	2.06%	1.04%	1.57%	1.38%
Without expense reductions	2.03	%(c)	1.73%	1.43%	0.28%	0.90%	0.70%
Ratio of expenses to average net assets
With expense reductions	3.20	%(c)	2.81%	2.70%	2.81%	2.70%	2.69%
Without expense reductions	3.95	%(c)	3.56%	3.32%	3.56%	3.37%	3.37%
Fund portfolio turnover rate	23	%(c)	39%	46%	23%	40%	40%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$12.41		$18.58	$18.42	$17.39	$16.57	$15.88
Income from investing operations
Net investment income	0.12		0.31	0.24	0.07	0.16	0.12
Net realized and unrealized gains (losses) on securities	0.39		(6.00)	0.97	1.40	0.82	0.75
Total from investment operations	0.51		(5.69)	1.21	1.47	0.98	0.87
Less distributions
From net investment income	-		(0.28)	(0.20)	-	(0.11)	(0.13)
From net capital gains	-		(0.20)	(0.85)	(0.44)	(0.01)	(0.05)
From return of capital	-		-	-	-	(0.04)	-
Total distributions	-		(0.48)	(1.05)	(0.44)	(0.16)	(0.18)
Net asset value, end of period	$12.92		$12.41	$18.58	$18.42	$17.39	$16.57
Total Investment Return (a)	4.11	%(b)	(30.51)%	6.53%	8.47%	5.90%	5.50%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,863		$3,774	$5,918	$6,787	$6,323	$5,863
Ratio of net investment income to average net assets	1.97	%(c)	1.73%	1.02%	0.43%	0.97%	0.98%
Ratio of expenses to average net assets	2.62	%(c)	2.31%	2.21%	2.54%	2.53%	2.67%
Fund portfolio turnover rate	6	%(c)	32%	44%	16%	25%	40%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.96		$17.88	$17.77	$16.92	$16.13	$15.49
Income from investing operations
Net investment income	0.07		0.16	0.05	(0.06)	0.03	0.04
Net realized and unrealized gains (losses) on securities	0.37		(5.72)	0.96	1.35	0.80	0.68
Total from investment operations	0.44		(5.56)	1.01	1.29	0.83	0.72
Less distributions
From net investment income	-		(0.16)	(0.05)	-	(0.02)	(0.03)
From net capital gains	-		(0.20)	(0.85)	(0.44)	(0.01)	(0.05)
From return of capital	-		-	-	-	(0.01)	-
Total distributions	-		(0.36)	(0.90)	(0.44)	(0.04)	(0.08)
Net asset value, end of period	$12.40		$11.96	$17.88	$17.77	$16.92	$16.13
Total Investment Return	3.68	%(b)	(31.03)%	5.67%	7.65%	5.16%	4.62%
Ratios/Supplemental Data
Net assets, end of period (000's)	$22,046		$22,407	$34,960	$35,593	$33,185	$29,304
Ratio of net investment income to average net assets	1.21	%(c)	0.96%	0.27%	(0.33)%	0.19%	0.21%
Ratio of expenses to average net assets	3.37	%(c)	3.09%	2.97%	3.30%	3.30%	3.44%
Fund portfolio turnover rate	6	%(c)	32%	44%	16%	25%	40%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.51		$10.83	$9.21	$8.54	$8.22	$7.14
Income from investing operations
Net investment income (expense)	(0.10)		(0.07)	(0.07)	(0.04)	(0.01)	0.02
Net realized and unrealized gains (losses) on securities	0.43		(4.25)	1.69	0.71	0.33	1.06
Total from investment operations	0.33		(4.32)	1.62	0.67	0.32	1.08
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$6.84		$6.51	$10.83	$9.21	$8.54	$8.22
Total Investment Return (a)	5.07	%(b)	(39.89)%	17.59%	7.85%	3.89%	15.13%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,916		$1,984	$2,889	$2,101	$1,650	$1,155
Ratio of net investment income to average net assets
With expense reductions	(1.55	)%(c)	(1.38)%	(1.33)%	(1.11)%	(1.37)%	(1.51)%
Without expense reductions	(3.78	)%(c)	(2.41)%	(1.85)%	(2.14)%	(3.06)%	(4.98)%
Ratio of expenses to average net assets
With expense reductions	3.12	%(c)	2.62%	2.65%	2.64%	2.63%	2.83%
Without expense reductions	5.35	%(c)	3.65%	3.17%	3.68%	4.32%	6.30%
Fund portfolio turnover rate	3	%(c)	14%	14%	23%	31%	12.96%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$5.97		$10.03	$8.59	$8.02	$7.79	$6.83
Income from investing operations
Net investment income (expense)	(0.38)		(0.31)	(0.21)	(0.12)	0.37	0.22
Net realized and unrealized gains (losses) on securities	0.65		(3.75)	1.65	0.69	(0.14)	0.74
Total from investment operations	0.27		(4.06)	1.44	0.57	0.23	0.96
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$6.24		$5.97	$10.03	$8.59	$8.02	$7.79
Total Investment Return	4.52	%(b)	(40.48)%	16.76%	7.11%	2.95%	14.06%
Ratios/Supplemental Data
Net assets, end of period (000's)	$851		$1,072	$2,096	$1,856	$1,532	$445
Ratio of net investment income to average net assets
With expense reductions	(2.27	)%(c)	(2.18)%	(2.07)%	(1.87)%	(2.13)%	(2.27)%
Without expense reductions	(4.49	)%(c)	(3.19)%	(2.60)%	(2.91)%	(3.83)%	5.61%
Ratio of expenses to average net assets
With expense reductions	3.83	%(c)	3.40%	3.40%	3.40%	3.40%	3.54%
Without expense reductions	6.05	%(c)	4.42%	3.93%	4.44%	5.11%	6.88%
Fund portfolio turnover rate	3	%(c)	14%	14%	23%	31%	12.96%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.75		$12.50	$12.77	$12.27	$11.77	$11.46
Income from investing operations
Net investment income (expense)	(0.09)		(0.16)	0.01	(0.09)	(0.14)	(0.03)
Net realized and unrealized gains (losses) on securities	0.34		(5.56)	0.17	1.68	1.29	0.70
Total from investment operations	0.25		(5.72)	0.18	1.59	1.15	0.67
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains			(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Total distributions	-		(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Net asset value, end of period	$7.00		$6.75	$12.50	$12.77	$12.27	$11.77
Total Investment Return (a)	3.70	%(b)	(45.78)%	1.40%	12.91%	9.71%	5.84%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,301		$3,291	$6,315	$4,341	$3,073	$2,313
Ratio of net investment income to average net assets
With expense reductions	(1.85	)%(c)	(1.33)%	(1.21)%	(1.66)%	(1.70)%	(1.15)%
Without expense reductions	(1.85	)%(c)	(1.33)%	(1.21)%	(1.66)%	(1.73)%	(1.15)%
Ratio of expenses to average net assets
With expense reductions	3.66	%(c)	3.20%	2.82%	3.02%	3.05%	2.63%
Without expense reductions	3.66	%(c)	3.20%	2.82%	3.02%	3.08%	3.07%
Fund portfolio turnover rate	25	%(c)	12%	53%	47%	49%	49.30%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.36		$11.90	$12.28	$11.93	$11.54	$11.33
Income from investing operations
Net investment income (expense)	(0.38)		(0.45)	(0.36)	(0.18)	(0.19)	(0.10)
Net realized and unrealized gains (losses) on securities	0.59		(5.06)	0.43	1.62	1.23	0.67
Total from investment operations	0.21		(5.51)	0.07	1.44	1.04	0.57
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains			(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Total distributions	-		(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Net asset value, end of period	$6.57		$6.36	$11.90	$12.28	$11.93	$11.54
Total Investment Return	3.30	%(b)	(46.33)%	0.57%	12.02%	8.94%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,243		$3,761	$8,494	$9,958	$7,894	$6,122
Ratio of net investment income to average net assets
With expense reductions	(2.56	)%(c)	(2.11)%	(1.93)%	(2.43)%	(2.46)%	(1.94)%
Without expense reductions	(2.56	)%(c)	(2.11)%	(1.93)%	(2.43)%	(2.49)%	(2.37)%
Ratio of expenses to average net assets
With expense reductions	4.42	%(c)	3.96%	3.56%	3.79%	3.82%	3.40%
Without expense reductions	4.42	%(c)	3.96%	3.56%	3.79%	3.84%	3.83%
Fund portfolio turnover rate	25	%(c)	12%	53%	47%	49%	49.30%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$19.21		$34.70	$33.52	$25.73	$25.47	$18.77
Income from investing operations
Net investment income (expense)	(0.18)		0.10	0.27	2.71	(1.15)	0.73
Net realized and unrealized gains (losses) on securities	4.52		(15.23)	1.78	6.29	3.38	6.14
Total from investment operations	4.34		(15.13)	2.05	9.00	2.23	6.87
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.35)	(0.87)	(1.21)	(1.97)	(0.17)
From return of capital	-		(0.01)	-	-	-	-
Total distributions	-		(0.36)	(0.87)	(1.21)	(1.97)	(0.17)
Net asset value, end of period	$23.55		$19.21	$34.70	$33.52	$25.73	$25.47
Total Investment Return (a)	22.59	%(b)	(43.52)%	6.10%	35.05%	8.64%	36.60%
Ratios/Supplemental Data
Net assets, end of period (000's)	$108,555		$87,800	$112,938	$62,735	$15,884	$17,376
Ratio of net investment income to average net assets	(2.03	)%(c)	(1.83)%	(1.94)%	(2.40)%	(3.14)%	(3.08)%
Ratio of expenses to average net assets	2.56	%(c)	2.44%	2.34%	2.78%	3.36%	3.32%
Fund portfolio turnover rate	21	%(c)	23%	15%	20%	21%	7.23%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$16.79		$30.70	$30.00	$23.32	$23.44	$17.41
Income from investing operations
Net investment income (expense)	(0.78)		(0.90)	(0.21)	0.83	(0.56)	0.66
Net realized and unrealized gains (losses) on securities	4.49		(12.65)	1.78	7.06	2.41	5.54
Total from investment operations	3.71		(13.55)	1.57	7.89	1.85	6.20
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.35)	(0.87)	(1.21)	(1.97)	(0.17)
From return of capital	-		(0.01)	-	-	-	-
Total distributions	-		(0.36)	(0.87)	(1.21)	(1.97)	(0.17)
Net asset value, end of period	$20.50		$16.79	$30.70	$30.00	$23.32	$23.44
Total Investment Return	22.10	%(b)	(44.05)%	5.22%	33.91%	7.76%	35.62%
Ratios/Supplemental Data
Net assets, end of period (000's)	$15,311		$15,368	$31,589	$17,337	$4,602	$3,848
Ratio of net investment income to average net assets	(2.77	)%(c)	(2.57)%	(2.69)%	(3.15)%	(3.95)%	(3.85)%
Ratio of expenses to average net assets	3.31	%(c)	3.17%	3.09%	3.54%	4.19%	4.10%
Fund portfolio turnover rate	21	%(c)	23%	15%	20%	21%	7.23%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Commencement of operations

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the period ended June 30, 2009		For the year ended December 31, 2008	For the year ended December 31, 2007	October 31, 2006(c) December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$21.72		$37.50	$36.13	$35.00
Income from investing operations
Net investment income (expense)	(0.19)		(0.32)*	(0.33)	0.45
Net realized and unrealized gains (losses) on securities	5.12		(15.10)*	2.57	1.89
Total from investment operations	4.93		(15.42)	2.24	2.34
Less distributions
From net investment income	-		-	-	-
From net capital gains	-		(0.35)	(0.87)	(1.21)
From return of capital	-		(0.01)	-	-
Total distributions	-		(0.36)	(0.87)	(1.21)
Net asset value, end of period	$26.65		$21.72	$37.50	$36.13
Total Investment Return	22.70	%(b)	(41.00)%	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$4		$3	$1,902	$5
Ratio of net investment income to average net assets	(1.78	)%(c)	(1.56)%	(1.72)%	(2.48	)%(d)
Ratio of expenses to average net assets	2.31	%(c)	2.16%	2.10%	2.74	%(d)
Fund portfolio turnover rate	21	%(c)	23%	15%	20%

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (58) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (75) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	2007 - Present: Retired
1970 - 2007: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - 2007: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Michael Haller (65) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2008 - Present: Chairman, Stereo Scope, Inc. (Web Application Company)
2008 - Present: Chairman, Kapitall (Software Development Company)
2007 - Present: President, Bionic Games, Inc. (Game Software Development Company)
2004 - Present: Consultant
2002 - Present: President, High Impact Games, Inc. (Game Software Development Company)
1979 - Present: Owner, Asahi Broadcasting Enterprises (Game Software Development Company)
			2003 - 2005: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (59) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (31) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.
			2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

George A. Henning (62) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara A. Kelley (56) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Takashi Makinodan, PhD (84) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	2007 - Present: Retired
1992 - 2007: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - 2007: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Fund	None

Gerald E. Miller (79) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Araceli Olea (36) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Secretary	Since 2008	1997 - Present: Shareholder Services Manager, Pacific Global Investor Services, Inc. 1997 - Present: Assistant Secretary, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (62) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	2009 - Present: Retired 1991 - 2009: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Jingjing Yan (35) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - 2007: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693.

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                    Code of Ethics

Not applicable for semi-annual reports.

Item 3.                    Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.                    Principal Accountant Fees and Services

Not applicable for semi-annual reports.

Item 5.                    Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                    Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                    Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                  Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3)  Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 3, 2009

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	September 3, 2009